Eclipse Strategy Fund

of Equinox Funds Trust

Class I Shares:  EECIX

PROSPECTUS

February 1, 2012

Advised by:

Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, CO 80203

1-888-643-3431

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	5
Performance	9
Investment Adviser	10
Portfolio Managers	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
Investment Objectives	11
Principal Investment Strategies	11
Principal Investment Risks	14
Temporary Investments	22
Portfolio Holdings Disclosure	22
MANAGEMENT	23
Investment Adviser	23
Portfolio Managers	23
HOW SHARES ARE PRICED	26
HOW TO PURCHASE SHARES	27
HOW TO REDEEM SHARES	30
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	33
MORE INFORMATION ABOUT TAXES	34
DISTRIBUTION OF SHARES	37
Distributor	37
Additional Compensation to Financial Intermediaries	38
Householding	38
FINANCIAL HIGHLIGHTS	39

FUND SUMMARY

Investment Objective:  The Equinox Eclipse Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	None (1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.78%
Acquired Fund Fees and Expenses (3)(4)	0.07%
Total Annual Fund Operating Expenses (3)	1.60%
Fee Waiver and/or Expense Reimbursement (5)	(0.43)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (3)	1.17%

(1)

The Fund’s transfer agent charges a $15.00 fee for each wire redemption.

(2)

Based on estimated amounts for the Fund’s current fiscal year.

(3)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include “Acquired Fund Fees and Expenses.”

(4)

“Acquired Fund Fees and Expenses” do not include fees and expenses associated with the Fund’s investments in its wholly-owned subsidiary (the “Subsidiary”) or in any trading company.  However, the Fund indirectly bears the fees and expenses of the Subsidiary and any trading company in the form of reduced returns on its investments.  Equinox Fund Management, LLC (the “Adviser”) anticipates that any trading company will be subject to (i) management fees of up to 2.0% of notional exposure, and (ii) performance-based incentive fees of up to 30.0% of new high net trading profits. The Subsidiary and any trading company are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

(5)

The Adviser has contractually agreed to reduce its compensation and/or reimburse expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), any trading company expenses and brokerage commissions, do not exceed 1.10% (on an annual basis) of the Fund’s average daily net assets.  The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least January 31, 2013.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.

Expense Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $25,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Class I	$119	$463

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs (which are not reflected in “Annual Fund Operating Expenses” on the table above or in the Expense Example) affect the Fund’s performance.

Principal Investment Strategies:

Please refer to the section entitled “Key Terms” below for additional information on highlighted terms.

The Fund pursues its investment objective by investing directly or indirectly through its wholly-owned subsidiary (the "Subsidiary") in a combination of (i) trading companies that employ the managed futures program of Eclipse Capital Management, Inc. (“Eclipse”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission and/or derivative instruments such as swap agreements that provide exposure to the managed futures program of Eclipse (the “Eclipse Program”), and (ii) an actively managed fixed-income portfolio. The Eclipse Program utilizes a systematic, quantitative managed futures program that combines momentum, mean reversion, global macro and fundamental strategies. The Eclipse Program uses a diversified collection of statistical models, which tracks price movements and other data. The Eclipse Program, with its multifactor approach to trading, was designed to provide reliable future performance. The scope of markets that may be accessed by the Eclipse Program includes fixed income, equity indices, commodities, and currencies.

•

Derivative Instruments: As a principal investment strategy, the Fund or the Subsidiary will invest in one or more trading companies that use a variety of derivative instruments including swap agreements, exchange-traded futures and option contracts and forward contracts to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk.  In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. A trading company may take a long or short position in such market.  The Fund or its Subsidiary may also invest in a variety of derivative instruments.

•

Fixed-Income Securities:  The Fund will also invest in fixed income securities in order to seek income, for liquidity purposes, and to serve as margin or collateral for the derivatives positions of the Fund or the Subsidiary to the extent necessary.  The Fund may invest in a variety of investment grade fixed income securities, including, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities and money market mutual fund shares.  The Fund also may seek to obtain market exposure to fixed income securities by entering into a series of purchase and sale contracts.  The Fund defines investment grade securities as those that are rated, at the time of purchase, as BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization.  The Fund may invest in fixed income securities of any duration. The Fund may also invest, to the extent permitted by the 1940 Act and rules under it, in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes.

•

Subsidiary:  Investments in the Subsidiary, which has the same investment objective as the Fund, are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  In addition, applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

KEY TERMS

Fundamental Analysis is the study of basic, underlying factors that will affect the supply and demand of an investment.  For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.

A Global Macro strategy generally analyzes global economic, political or financial trends to seek returns and invests across a number of geographic regions.

A Managed Futures Program generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts.  Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies. A managed futures program may use one or a combination of trading strategies, including those described below.

A Mean Reversion strategy generally seeks to identify instruments whose prices have deviated from, and therefore are likely to return to, their historical averages.  If an instrument is trading below its historical average price, a mean reversion strategy generally would entail taking a long position on the instrument, while if an instrument is trading above its historical average price, a mean reversion strategy generally would entail taking a short position in the instrument.

A Momentum strategy generally seeks to identify the recent price movements of a specific global market segment over a specific period of time, and buy or sell an investment based on these price movements.  Generally, a momentum strategy would entail taking a long position on an investment with an upward price movement and a short position on an investment with a downward price movement.

Systematic Trading is a trading strategy that employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally with little or no human intervention once a mathematical formula has been entered.

A Trading Company is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.

The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its interests in the Subsidiary), and the Fund’s assets will consist principally of securities.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund.  Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

•

Commodities Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of a trading company or commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•

Counterparty Risk.  Many of the derivative contracts entered into by the Fund, the Subsidiary or a trading company will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a trading company, the Fund, the Subsidiary or trading company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a trading company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

•

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

•

Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•

Derivatives Risk. Derivative instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts.  Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. A small investment in a derivative instrument can have a large impact on the performance of the Fund. There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based.  Purchased options may expire worthless. Derivative counterparties may default.  There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•

Eclipse Program Strategy Risk. The profitability of the Fund’s investment in trading companies utilizing or derivatives providing exposure to the Eclipse Program depends primarily on the ability of Eclipse to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

o

changes in interest rates;

o

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

o

weather and climate conditions;

o

natural disasters, such as hurricanes;

o

changing supply and demand relationships;

o

changes in balances of payments and trade;

o

U.S. and international rates of inflation and deflation;

o

currency devaluations and revaluations;

o

U.S. and international political and economic events; and

o

changes in philosophies and emotions of various market participants.

The Eclipse Program may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, of trading companies utilizing or derivatives providing exposure to the Eclipse Program through reduced returns.

The successful use of forward and futures contracts draws upon Eclipse’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

o

the imperfect correlation between the change in market value of the instruments held by a trading company and the price of the forward or futures contract

o

possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired

o

losses caused by unanticipated market movements, which are potentially unlimited;

o

Eclipse’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

o

the possibility that the counterparty will default in the performance of its obligations; and

o

if the trading company has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements or the trading company may have to close certain positions at a time when it may be disadvantageous to do so

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Eclipse Program (and indirectly the Fund through its investment in a derivative instrument or trading company) will have the potential for greater losses, as well as the potential for greater gains, than if the Eclipse Program did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Eclipse Program’s exposure to an asset class and may cause the value of the trading company’s securities or related derivatives instruments to be volatile.  Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the Eclipse Program.

There is no assurance that the Fund’s investment in a derivative instrument or trading company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•

Emerging Market Risk.  The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

•

Fixed-Income Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

•

Foreign Market Risk. As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

•

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

•

Leverage/Volatility Risk. The use of leverage by the Fund (or trading companies in which the Fund invests) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s (or the relevant trading companies’) trading positions suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

•

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

•

Management Risk. The Adviser’s judgments about the attractiveness, value and potential positive or negative  performance of the Eclipse Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

•

Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•

OTC Trading Risk.  Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

•

Portfolio Turnover Risk.  The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

•

Regulatory Change Risk.  The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund’s operation. Recently the Commodity Futures Trading Commission (“CFTC”) has proposed a change to Section 4.5, and other regulations which, if adopted, could require the Fund, the Subsidiary and some or all trading companies to register with the CFTC. Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

•

Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Performance:  Because the Fund has not commenced operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus.  Shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:  Equinox Fund Management, LLC

Portfolio Managers:

The portfolio management team has included the following four members since 2011:

•

Richard Bornhoft, Chief Investment Officer

•

Brian Bell, Director of Research

•

Ajay Dravid, Managing Director of Portfolio Management

•

Rufus Rankin, Director of Portfolio Management

Purchase and Sale of Fund Shares:  The minimum initial investment in Class I Shares of the Fund is $25,000, with no minimum subsequent investment.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.  There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies:

The Fund pursues its investment objective by investing directly or indirectly through its wholly-owned subsidiary (the "Subsidiary") in a combination of (i) trading companies that employ the managed futures program of Eclipse Capital Management, Inc. (“Eclipse”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission and/or derivative instruments such as swap agreements that provide exposure to the managed futures program of Eclipse (the “Eclipse Program”), and (ii) an actively managed fixed-income portfolio.

The Eclipse Program utilizes a systematic, quantitative managed futures program that combines momentum, mean reversion, global macro and fundamental strategies. The Eclipse Program uses a diversified collection of statistical models, which tracks price movements and other data. With its multifactor approach to trading, the Eclipse Program was designed to provide reliable future performance.

The Eclipse Program attempts to generate attractive returns that are largely uncorrelated to those of traditional and alternative investments. To achieve its goals, the Eclipse Program utilizes comprehensive risk management techniques, which involves trading the most liquid global futures markets, employs limits to portfolio value-at-risk, dynamically adjusting position sizes to reflect changes in market volatility, and generating predetermined daily exit levels for each position.  Value-at-risk is a statistical analysis used to estimate the likelihood that a portfolio will suffer a certain loss over a certain time period.

The markets covered in the Eclipse Program are diversified by both market sector and country. Diversifying positions among several different markets and market sectors limits the risk exposure in any one area. The daily performance  obtained  by trading a particular sector is generally not correlated with the performance of other sectors in the strategy. Combining non-correlated investments within a strategy tends to increase that strategy’s risk-adjusted return.

The Eclipse Program’s trading approach promotes trading discipline by predetermining a trading plan and explicitly identifying entry levels and exit levels and position sizes in each market. Discretion is limited to the actual execution of an order, not in the determination of a position or its size.  Predetermined buy/sell orders promote discipline, which in turn creates a pattern of consistency not typically found in other types of trading.

The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its interests in the Subsidiary), and the Fund’s assets consist principally of securities.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

The Fund invests directly or indirectly through the Subsidiary in the global derivatives markets through its exposure to one or more trading companies that employ the Eclipse Program, which may utilize futures contracts, forward contracts and other derivatives to provide exposure to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

To the extent the Fund uses, or otherwise gains exposure through its investment in a trading company, futures contracts, forward contracts and derivatives, these instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through a direct or indirect investment providing leveraged exposure to the class and that investment increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. There is no assurance that the Fund’s leveraged exposure to certain investments will enable the Fund to achieve its investment objective.

The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use, either directly or through a trading company, of investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions.

The Subsidiary

Investments in the Fund's wholly-owned and controlled subsidiary (the "Subsidiary"), which has the same investment objective as the Fund, are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund. In addition, applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.  Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  It is expected that the Subsidiary will invest primarily in trading companies expected by the Adviser to provide similar exposure to the global derivatives market but also may invest in commodity and financial futures, option and swap contracts, fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Please refer to the Statement of Additional Information for more information about the organization and management of the Subsidiary.

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement. The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from the fund’s investment in a subsidiary will constitute "qualifying income" for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund. The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The expenses borne by the Subsidiary are not expected to be material in relation to the value of the Fund’s assets. The Fund’s own expenses are reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, any duplicative fees for similar services provided to the Fund and Subsidiary are not material.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

Principal Investment Risks:

The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.  In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund.  The following describes the common risks of the Fund.

Commodities Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of a trading company interests or commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk

Many of the derivative contracts entered into by the Fund, the Subsidiary or a trading company will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a trading company, the Fund, the Subsidiary or trading company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a trading company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund or any trading company invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund or any trading company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Currency Risk

The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk

In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also poses additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts.  Risks of these instruments include:

•

that interest rates, securities and commodity prices and currency markets will not move in the direction that the Adviser or the CTA anticipate;

•

that prices of the relative derivative instruments and the prices of underlying securities, commodities, interest rates or currencies they are designed to reflect do not move together as expected;

•

that the skills needed to use these strategies are different than those needed to select portfolio securities;

•

 the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•

If the Fund enters into a derivative instrument directly, that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

•

particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;

•

the inability to close out certain hedged positions to avoid adverse tax consequences,

•

the fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; and

•

the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

Eclipse Program Strategy Risk

The profitability of any Fund investment in trading companies utilizing or derivatives providing exposure to the Eclipse Program depends primarily on the ability of Eclipse to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

o

changes in interest rates;

o

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

o

weather and climate conditions;

o

natural disasters, such as hurricanes;

o

changing supply and demand relationships;

o

changes in balances of payments and trade;

o

U.S. and international rates of inflation and deflation;

o

currency devaluations and revaluations;

o

U.S. and international political and economic events; and

o

changes in philosophies and emotions of various market participants.

The Eclipse Program may not take all of these factors into account.

The trading companies in which the Fund may invest actively trade derivative instruments using a variety of strategies and investment techniques that involve significant risks. Such derivative instruments may include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by a typical mutual fund, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated. In addition, the trading companies will typically be subject to relatively high management fees and performance-based fees which further reduce the potential return of the Fund’s or the Subsidiary’s investments. These costs are in addition to the operating expenses associated with the Fund. The combined impact of these costs will have the effect of reducing the performance of the Fund.  Furthermore, performance-based fees may create an incentive for Eclipse to make investments that are riskier or more speculative than they might have made in the absence of such arrangements. The Adviser anticipates that any trading company will be subject to (i) management fees of up to 2.0% of notional exposure, and (ii) performance-based incentive fees of up to 30.0% of new high net trading profits. Any trading company is also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Eclipse Program (and indirectly the Fund through its investment in a derivative instrument or trading company) will have the potential for greater losses, as well as the potential for greater gains, than if the Eclipse Program did not employ leverage in its investment activity.  Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Eclipse Program’s exposure to an asset class and may cause the value of the trading company’s securities or related derivatives instruments to be volatile.  Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the Eclipse Program.

There is no assurance that the Fund’s investment in a derivative instrument or trading company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Emerging Market Risk

The Fund intends to have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Market Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their financial markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their financial markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in assets traded in foreign markets.

Fixed-Income Risk

A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt security prices tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.  Fixed income investments are also subject to “Credit Risk” discussed above.

Foreign Market Risk

A substantial portion of the trades of the Eclipse Program are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets. International trading activities are subject to foreign exchange risk.

General Market Risk

The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund or the Subsidiary invests is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Leverage/Volatility Risk

The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund or any trading company may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund or a trading company to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund or a trading company, for any reason, is unable to close out the transaction.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund or any trading company suddenly turn unprofitable.

Liquidity Risk

The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments, such as swaps, options, warrants and other derivative instruments. Derivatives may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements.  As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk

The Adviser’s judgments about the attractiveness, value and potential positive or negative performance of the Eclipse Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OTC Trading Risk

Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk

The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Regulatory Change Risk

The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund’s operation. Recently the CFTC has proposed a change to Section 4.5, and other regulations which, if adopted, could require the Fund, the Subsidiary and some or all trading companies to register with the CFTC. Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

Subsidiary Risk

The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has an independent board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Adviser will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of total assets, without limitation, in high-quality short-term debt securities and money market instruments or any derivative instrument meant to track the return of any such instrument. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund will bear its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

Equinox Fund Management, LLC, a Delaware limited liability company formed in 2003, serves as the investment adviser to the Fund.  It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2003 and registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2007.  The Adviser’s principal place of business is located at 1775 Sherman Street, Suite 2500 Denver, CO 80203.  The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.  As of December 31, 2011, the Adviser had approximately $1.5 billion in assets under management.

For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.  The Adviser has contractually agreed that from commencement of the Fund’s operations through January 31, 2013, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions, do not exceed, 1.10% (on an annual basis) of the Fund’s average daily net assets.  The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser will be available in the Fund’s first Semi-Annual or Annual Report to Shareholders.

Portfolio Managers

Richard Bornhoft is the Chief Investment Officer of the Adviser and is responsible, with the oversight of the Adviser’s Investment Committee, for all day-to-day investment decisions for the Fund, including: (i) development of alternative asset strategies; (ii) final screening and selection of the financial instruments; (iii) negotiation of the terms of each investment (including over-the-counter derivatives); (iv) asset allocation among selected investment vehicles or derivative instruments; and (v) risk monitoring and risk management.  Prior to March 2007, Mr. Bornhoft served as President and Chief Executive Officer of the Adviser from the time of its founding as a commodity pool operator in August 2003.

Mr. Bornhoft also serves as the President and Chief Executive Officer of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutional and high net worth investors.  Mr. Bornhoft makes all day-to-day investment decisions for money managed and/or advised by The Bornhoft Group.  He has more than twenty-five years of experience in advising both private and institutional clientele in the alternative investment industry.  Over the course of his career, Mr. Bornhoft has designed and operated alternative investment portfolios for approximately twenty pension plans, corporations and banking institutions throughout the world.  Mr. Bornhoft began managing his first mutual fund on December 31, 2009. He is also a principal of Bornhoft Group Securities Corporation, a registered broker/dealer.

Brian Bell is Director of Research for both the Adviser and The Bornhoft Group. Mr. Bell’s tasks include quantitative analysis, advisor due diligence and daily monitoring and risk management of current accounts. Mr. Bell has been involved in the futures industry since May 1987. Mr. Bell joined The Bornhoft Group in April 2005 and has been listed as a principal of The Bornhoft Group since August 2005. Before joining Equinox Fund Management in 2005, he was a senior software engineer at CQG Inc, from 1987 to 2000, and the founder of Custom Trading Solutions, Inc., a company that developed and marketed technical indicators to customers throughout the world. Mr. Bell has published articles in Technical Analysis of Stocks & Commodities and Working Money Magazine. Mr. Bell earned both his Masters of Science in Electrical Engineering and his Bachelor of Science in Engineering Physics from the University of Colorado. Mr. Bell currently holds a CFTC/NFA Series 3 registration.

Ajay Dravid is Managing Director of Portfolio Management for the Adviser and joined the Adviser in December 2010. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. Prior to joining the Adviser and its affiliate, Equinox Financial Solutions, Dr. Dravid was a member of the Executive Committee of The Frontier Fund from March 2009 to December 2010. From January 2009 to December 2009, Dr. Dravid was a professor of finance at the Fox School of Business at Temple University in Philadelphia, PA. From August 2006 to April 2010, Mr. Dravid was an independent consultant. From November 2004 to March 2006, Dr. Dravid was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a Portfolio Co-Manager for the Multi-Strategy Arbitrage funds with more than $1 billion in assets, a quantitative analyst for the equity long-short hedge funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and client service. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. He has published papers in leading academic journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University.

Rufus Rankin is Director of Portfolio Management for the Adviser and joined the Adviser in December 2010. From February 2009 to present, Mr. Rankin also serves as Product Manager at Equinox Financial Solutions. In addition to his portfolio management responsibilities, Mr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by the Adviser. He was Regional Sales Associate & Research Coordinator at SEI Investments from August 2005 to January 2009. Mr. Rankin holds a Masters in International Studies from North Carolina State University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Investment Subsidiary

Generally, the Fund may invest up to approximately 25% of its total assets in a separate wholly-owned Subsidiary.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary.  It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under the terms of the agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund and Subsidiary pay the Adviser a fee for its services.  The Adviser has contractually agreed to waive the fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  These policies and restrictions are described in detail in the Fund’s SAI.  The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.

The financial statements of the Subsidiary will be included in the Fund’s annual and semi-annual reports.  The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The Fund’s NAV and offering price (NAV plus any applicable sales charges) is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business (a “Business Day”).  NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

If available, the Fund’s investments in securities and other exchange traded assets are generally valued based on market quotations.  If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities or other assets at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV. The Fund will regularly value its investments in over-the-counter derivative instruments at fair value. The use of fair valuation in pricing a portfolio holding involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the portfolio holding might actually trade if a reliable market price were readily available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio holdings.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund will invest up to 25% of its total assets in shares of the Subsidiary.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the Fund.  The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every day the Fund is open for business.  The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

More information about the valuation of the Fund’s holdings is provided in the SAI.

HOW TO PURCHASE SHARES

Share Classes

Presently, the Fund offers a single class of shares, Class I.  Class I shares are designed for institutional investors.  You should weigh the impact of all potential costs over the life of your investment before making your initial investment.  Class I shares have no initial sales charge, no deferred sales charge and no distribution fee.

Investment Minimums

Shares representing interests in the Fund are offered continuously for sale by the Distributor.  You can purchase Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below.  Shares of the Fund are offered only to residents of states in which the shares are registered or qualified.  No share certificates are issued in connection with the purchase of Fund shares.  Listed below are the minimum investment amounts for Class I shares.  The Fund reserves the right to modify, reduce or waive the minimum initial investment requirement for any investor.

Purchase Amounts	Class I
Minimum initial investment	$25,000
Minimum subsequent investment	No Minimum

Class I Shares

Sales of the Fund’s Class I shares are not subject to a front-end sales charge, contingent deferred sales charge or a Rule 12b-1 fee.  The minimum initial investment in the Class I shares is $25,000 and subsequent investments may be made in any amount.

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Equinox Eclipse Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-888-643-3431

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $25,000 for Class I Shares and there is no minimum subsequent investment amount.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund and the Adviser reserve the right to waive or reduce the investment minimums under certain circumstances.  The Fund may change the investment minimums at any time.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the name of the Fund.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS"), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV, plus any applicable sales charges, per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

the name of the Fund;

•

the dollar amount of shares to be purchased;

•

a completed purchase application or investment stub; and

•

a check payable to the Fund.

Purchases through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchases by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-643-3431 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

HOW TO REDEEM SHARES

Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

Equinox Eclipse Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-888-643-3431

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-643-3431.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  None of the Fund, GFS, or their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-888-643-3431.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses, including taxes, in converting these securities to cash.

When Redemptions are Sent

Once the Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request.  Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date.  This procedure is intended to protect the Fund and its shareholders from loss.

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

 you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000; or

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.

Where shares are held in the name of an accredited bank, Medallion Signature Guarantee requirements may be waived at the discretion of the Fund.

Redeeming through Brokers

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund’s Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy;" and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

MORE INFORMATION ABOUT TAXES

General.  The Fund intends to qualify annually to be treated as a regulated investment company under the Code.  As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code.  If for any taxable year the Fund fails to qualify as a regulated investment company (a “RIC”) (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for taxable years beginning prior to January 1, 2013 and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate for taxable years beginning prior to January 1, 2013 and the dividends-received deduction for corporate shareholders.

Distributions.  The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income.  Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares.  It is a taxable event for you if you sell or exchange shares of the Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain or loss will be taxable to you and, generally, will be capital gain or loss, assuming you hold the shares of the Fund as a capital asset, which capital gain or loss will be long-term or short-term depending on how long you have held the shares of such Fund.  Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for twelve months or more will constitute a long-term capital gain or loss.  Any loss realized by you on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by you and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by you with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains.  If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Tax Risks of Investing in the Fund.  One of the requirements for favorable tax treatment as a RIC under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income from certain derivative swap securities is not qualifying income; accordingly the Fund’s ability to utilize certain derivative swap securities as part of its investment strategy will be limited to a maximum of 10% of its gross income. This limitation, however, will not protect the Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income.  Revenue Ruling 2006-31 clarifies the holding of Revenue Ruling 2006-01 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. Prior to July 2011, the IRS issued private letter rulings in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. In July 2011, the IRS announced that it would no longer issue private letter rulings regarding whether income from subsidiaries similar to the Subsidiary is qualifying income.   Public statements of IRS officials indicate that the IRS is reviewing its positions underlying these private letter rulings.  It is not known as of the date of this prospectus whether the IRS will resume issuing private letter rulings, issue more broadly applicable guidance or change its position underlying the issuance of such rulings. There is no authority directly addressing some of the issues of law considered in these rulings.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions.  If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC.  A private letter ruling may only be relied upon by the taxpayer to whom it was provided.  The Fund does not plan to seek a private letter ruling.  Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC.  The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.

Backup Withholding.  The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The current backup withholding rate is 28%.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

State and Local Income Taxes.  You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders:  Non-U.S. shareholders may be subject to U.S. taxes due to their investment in the Fund.  This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund.  More information regarding these considerations appears in the Fund’s SAI.  You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

DISTRIBUTION OF SHARES

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you.  The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).  Shares become entitled to receive distributions on the day after the shares are issued.  If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Choosing a Distribution Option

When you complete your account application, you may choose from three distribution options:

1. You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2. You may elect to receive income dividends and capital gains distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by the transfer agent prior to the record date for the distribution for which a change is requested.

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its Adviser and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement with the Fund.  These payments are over and above Rule 12b-1 fees, sales charges or servicing fees which are disclosed elsewhere in this prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of shares sold. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes.  You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

Although the Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

Householding

To reduce expenses, the Fund will mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-643-3431 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

Equinox Eclipse Strategy Fund

Adviser	Equinox Fund Management, LLC 1775 Sherman Street, Suite 2500 Denver, CO 80203	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137

Independent Registered Public Accountant	McGladrey & Pullen, LLP 555 Seventeenth Street Suite 1000 Denver, CO 80202-3910	Legal Counsel	Pepper Hamilton LLP 3000 Two Logan Square 18th & Arch Streets Philadelphia, PA 19103

Custodian	Union Bank, NA 350 California Street, 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund’s SAI dated February 1, 2012.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund does not currently operate an Internet website.  To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-643-3431.  You may also write to:

Equinox Eclipse Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

John Locke Strategy Fund

of Equinox Funds Trust

Class I Shares:  EJLIX

PROSPECTUS

February 1, 2012

Advised by:

Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, CO 80203

1-888-643-3431

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	5
Performance	9
Investment Adviser	10
Portfolio Managers	10
Purchase and Sale of Fund Shares	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
Investment Objectives	11
Principal Investment Strategies	11
Principal Investment Risks	14
Temporary Investments	22
Portfolio Holdings Disclosure	22
MANAGEMENT	23
Investment Adviser	23
Portfolio Managers	23
HOW SHARES ARE PRICED	26
HOW TO PURCHASE SHARES	27
HOW TO REDEEM SHARES	30
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	33
MORE INFORMATION ABOUT TAXES	34
DISTRIBUTION OF SHARES	37
Distributor	37
Additional Compensation to Financial Intermediaries	38
Householding	38
FINANCIAL HIGHLIGHTS	39

FUND SUMMARY

Investment Objective:  The Equinox John Locke Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	None (1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.78%
Acquired Fund Fees and Expenses (3)(4)	0.07%
Total Annual Fund Operating Expenses (3)	1.60%
Fee Waiver and/or Expense Reimbursement (5)	(0.43)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (3)	1.17%

(1)

The Fund’s transfer agent charges a $15.00 fee for each wire redemption.

(2)

Based on estimated amounts for the Fund’s current fiscal year.

(3)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include “Acquired Fund Fees and Expenses.”

(4)

“Acquired Fund Fees and Expenses” do not include fees and expenses associated with the Fund’s investments in its wholly-owned subsidiary (the “Subsidiary”) or in any trading company.  However, the Fund indirectly bears the fees and expenses of the Subsidiary and any trading company in the form of reduced returns on its investments.  Equinox Fund Management, LLC (the “Adviser”) anticipates that any trading company will be subject to (i) management fees of up to 2.0% of notional exposure, and (ii) performance-based incentive fees of up to 30.0% of new high net trading profits. The Subsidiary and any trading company are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

(5)

The Adviser has contractually agreed to reduce its compensation and/or reimburse expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), any trading company expenses and brokerage commissions, do not exceed 1.10% (on an annual basis) of the Fund’s average daily net assets.  The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least January 31, 2013.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.

Expense Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $25,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Class I	$119	$463

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs (which are not reflected in “Annual Fund Operating Expenses” on the table above or in the Expense Example) affect the Fund’s performance.

Principal Investment Strategies:

Please refer to the section entitled “Key Terms” below for additional information on highlighted terms.

The Fund pursues its investment objective by investing directly or indirectly through its wholly-owned subsidiary (the "Subsidiary") in a combination of (i) trading companies that employ the managed futures program of John Locke Investments (“John Locke”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission and/or derivative instruments such as swap agreements that provide exposure to the managed futures program of John Locke (the “John Locke Program”), and (ii) an actively managed fixed-income portfolio.  The John Locke Program takes a systematic, approach to investing in global futures markets, testing multiple variables to detect trends of a variety of futures contracts over time. The John Locke Program seeks to equalize risk across all futures contracts by measuring volatility in real time and limiting value-at-risk.  The John Locke Program starts with a research process that is structured to avoid overdependence on historical data. To this end, all research is carried out on the same platform with a standardized dataset, standardized backtesting methodology, standardized simulation trading, and standardized slippage hypothesis.  The John Locke Program uses a quantitative method to investment management in an effort to identify deeply engrained patterns in markets, developing models to identify these patterns.  The scope of markets that may be accessed by the John Locke Program includes stock indices, currencies, bonds and commodities.

•

Derivative Instruments: As a principal investment strategy, the Fund or the Subsidiary will invest in one or more trading companies that use a variety of derivative instruments including swap agreements, exchange-traded futures and option contracts and forward contracts to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk.  In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. A trading company may take a long or short position in such market.  The Fund or its Subsidiary may also invest in a variety of derivative instruments.

•

Fixed-Income Securities:  The Fund will also invest in fixed income securities in order to seek income, for liquidity purposes, and to serve as margin or collateral for the derivatives positions of the Fund or the Subsidiary to the extent necessary.  The Fund may invest in a variety of investment grade fixed income securities, including, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities and money market mutual fund shares.  The Fund also may seek to obtain market exposure to fixed income securities by entering into a series of purchase and sale contracts.  The Fund defines investment grade securities as those that are rated, at the time of purchase, as BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization.  The Fund may invest in fixed income securities of any duration. The Fund may also invest, to the extent permitted by the 1940 Act and rules under it, in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes.

•

Subsidiary:  Investments in the Subsidiary, which has the same investment objective as the Fund, are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund. In addition, applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.   To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

KEY TERMS

Backtesting is the process of using historical data to simulate a trading strategy over a prior time period in order to determine how effective the strategy would have been if used during that time period.

A Managed Futures Program generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts.  Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies.   A managed futures program may use one or a combination of trading strategies, including those described below.

Simulation Trading is the process of testing a trading strategy under multiple, hypothetical scenarios in order to help determine the likelihood that a trade will produce the desired result.

Slippage is the difference between the price at which a trade is expected to be executed and the actual price at which it is executed.  Slippage may occur for a variety of reasons, such as in volatile markets where executing a trade at the expected price may not be possible.

Systematic Trading is a trading strategy that employs computer-driven, mathematical models to identify when to buy or sell an instrument according to rules determined before a trade is made, generally with little or no human intervention once a mathematical formula has been entered.

A Trading Company is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.

A Trend is the general direction, either upward or downward, in which prices have been moving.

Value-at-Risk is a statistical analysis used to estimate the likelihood that a portfolio will suffer a certain loss over a certain time period.

Volatility is a measurement of the frequency and magnitude of changes in price over a given time period.

The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its interests in the Subsidiary), and the Fund’s assets will consist principally of securities.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund.  Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

•

Commodities Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of a trading company or commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•

Counterparty Risk.  Many of the derivative contracts entered into by the Fund, the Subsidiary or a trading company will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a trading company, the Fund, the Subsidiary or trading company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a trading company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

•

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

•

Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

•

Derivatives Risk. Derivative instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts.  Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. A small investment in a derivative instrument can have a large impact on the performance of the Fund. There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based.  Purchased options may expire worthless. Derivative counterparties may default.  There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

•

Emerging Market Risk.  The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

•

Fixed-Income Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

•

Foreign Market Risk. As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

•

General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

•

John Locke Program Strategy Risk. The profitability of the Fund’s investment in a trading company utilizing or derivatives providing exposure to the John Locke Program depends primarily on the ability of John Locke to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

o

changes in interest rates;

o

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

o

weather and climate conditions;

o

natural disasters, such as hurricanes;

o

changing supply and demand relationships;

o

changes in balances of payments and trade;

o

U.S. and international rates of inflation and deflation;

o

currency devaluations and revaluations;

o

U.S. and international political and economic events; and

o

changes in philosophies and emotions of various market participants.

The John Locke Program may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, of a trading company utilizing or derivatives providing exposure to the John Locke Program through reduced returns.

The successful use of forward and futures contracts draws upon John Locke’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

o

the imperfect correlation between the change in market value of the instruments held by a trading company and the price of the forward or futures contract

o

possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired

o

losses caused by unanticipated market movements, which are potentially unlimited;

o

John Locke’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

o

the possibility that the counterparty will default in the performance of its obligations; and

o

if the trading company has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements or the trading company may have to close certain positions at a time when it may be disadvantageous to do so

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the John Locke Program (and indirectly the Fund through its investment in a derivative instrument or trading company) will have the potential for greater losses, as well as the potential for greater gains, than if the John Locke Program did not employ leverage in its investment activity.  Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the John Locke Program’s exposure to an asset class and may cause the value of the trading company’s securities or related derivatives instruments to be volatile.  Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the John Locke Program.

There is no assurance that the Fund’s investment in a derivative instrument or trading company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

•

Leverage/Volatility Risk. The use of leverage by the Fund (or trading companies in which the Fund invests) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s (or the relevant trading companies’) trading positions suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

•

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

•

Management Risk. The Adviser’s judgments about the attractiveness, value and potential positive or negative  performance of the John Locke Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

•

Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•

OTC Trading Risk.  Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

•

Portfolio Turnover Risk.  The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

•

Regulatory Change Risk.  The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund’s operation. Recently the Commodity Futures Trading Commission (“CFTC”) has proposed a change to Section 4.5, and other regulations which, if adopted, could require the Fund, the Subsidiary and some or all trading companies to register with the CFTC. Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

•

Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Performance:  Because the Fund has not commenced operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus.  Shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:  Equinox Fund Management, LLC

Portfolio Managers:

The portfolio management team has included the following four members since 2011:

•

Richard Bornhoft, Chief Investment Officer

•

Brian Bell, Director of Research

•

Ajay Dravid, Managing Director of Portfolio Management

•

Rufus Rankin, Director of Portfolio Management

Purchase and Sale of Fund Shares:  The minimum initial investment in Class I Shares of the Fund is $25,000, with no minimum subsequent investment.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.  There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies:

The Fund pursues its investment objective by investing directly or indirectly through its wholly-owned subsidiary (the "Subsidiary") in a combination of (i) trading companies that employ the managed futures program of John Locke Investments (“John Locke”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission and/or derivative instruments such as swap agreements that provide exposure to the managed futures program of John Locke (the “John Locke Program”), and (ii) an actively managed fixed-income portfolio.

The John Locke Program takes a systematic approach to investing in global futures markets, testing multiple variables to detect trends of a variety of futures contracts over time.  The John Locke Program seeks to equalize risk across all futures contracts by measuring volatility in real time and limiting value-at-risk.  The scope of markets that may be accessed by the John Locke Program includes stock indices, currencies, bonds and commodities.

The John Locke Program starts with a research process that is structured to avoid overdependence on historical data. To this end, all research is carried out on the same platform with a standardized dataset, standardized backtesting methodology, standardized simulation trading, and standardized slippage hypothesis.

The John Locke Program uses a quantitative method to investment management in an effort to identify deeply engrained patterns in markets, developing models to identify these patterns.

The John Locke Program seeks to achieve diversification across quantitative methodologies, time horizons and markets.  The size of an individual position reflects underlying market volatility, and a dynamic risk management system is used, on a daily basis, to monitor and identify risk factors that may adversely affect profitability.

The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its interests in the Subsidiary), and the Fund’s assets consist principally of securities.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

The Fund invests directly or indirectly through the Subsidiary in the global derivatives markets through its exposure to one or more trading companies that employ the John Locke Program, which may utilize futures contracts, forward contracts and other derivatives to provide exposure to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

To the extent the Fund uses, or otherwise gains exposure through its investment in a trading company, futures contracts, forward contracts and derivatives, these instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through a direct or indirect investment providing leveraged exposure to the class and that investment increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. There is no assurance that the Fund’s leveraged exposure to certain investments will enable the Fund to achieve its investment objective.

The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use, either directly or through a trading company, of investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions.

The Subsidiary

Investments in the Fund's wholly-owned and controlled subsidiary (the "Subsidiary"), which has the same investment objective as the Fund, are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund. In addition, applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  It is expected that the Subsidiary will invest primarily in trading companies expected by the Adviser to provide similar exposure to the global derivatives market but also may invest in commodity and financial futures, option and swap contracts, fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Please refer to the Statement of Additional Information for more information about the organization and management of the Subsidiary.

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement. The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from the fund’s investment in a subsidiary will constitute "qualifying income" for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund. The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The expenses borne by the Subsidiary are not expected to be material in relation to the value of the Fund’s assets. The Fund’s own expenses are reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, any duplicative fees for similar services provided to the Fund and Subsidiary are not material.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

Principal Investment Risks:

The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.  In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund.  The following describes the common risks of the Fund.

Commodities Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of a trading company interests or commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk

Many of the derivative contracts entered into by the Fund, the Subsidiary or a trading company will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a trading company, the Fund, the Subsidiary or trading company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a trading company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund or any trading company invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund or any trading company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Currency Risk

The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk

In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also poses additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts.  Risks of these instruments include:

•

that interest rates, securities and commodity prices and currency markets will not move in the direction that the Adviser or the CTA anticipate;

•

that prices of the relative derivative instruments and the prices of underlying securities, commodities, interest rates or currencies they are designed to reflect do not move together as expected;

•

that the skills needed to use these strategies are different than those needed to select portfolio securities;

•

 the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•

If the Fund enters into a derivative instrument directly, that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

•

particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;

•

the inability to close out certain hedged positions to avoid adverse tax consequences,

•

the fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; and

•

the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

Emerging Market Risk

The Fund intends to have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Market Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their financial markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their financial markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in assets traded in foreign markets.

Fixed-Income Risk

A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt security prices tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.  Fixed income investments are also subject to “Credit Risk” discussed above.

Foreign Market Risk

A substantial portion of the trades of the John Locke Program are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets. International trading activities are subject to foreign exchange risk.

General Market Risk

The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund or the Subsidiary invests is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

John Locke Program Strategy Risk

The profitability of any Fund investment in the in trading companies utilizing or derivatives providing exposure to John Locke Program depends primarily on the ability of John Locke to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

o

changes in interest rates;

o

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

o

weather and climate conditions;

o

natural disasters, such as hurricanes;

o

changing supply and demand relationships;

o

changes in balances of payments and trade;

o

U.S. and international rates of inflation and deflation;

o

currency devaluations and revaluations;

o

U.S. and international political and economic events; and

o

changes in philosophies and emotions of various market participants.

The John Locke Program may not take all of these factors into account.

The trading companies in which the Fund may invest actively trade derivative instruments using a variety of strategies and investment techniques that involve significant risks. Such derivative instruments may include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by a typical mutual fund, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated. In addition, the trading companies will typically be subject to relatively high management fees and performance-based fees which further reduce the potential return of the Fund’s or the Subsidiary’s investments. These costs are in addition to the operating expenses associated with the Fund. The combined impact of these costs will have the effect of reducing the performance of the Fund.  Furthermore, performance-based fees may create an incentive for John Locke to make investments that are riskier or more speculative than they might have made in the absence of such arrangements. The Adviser anticipates that any trading company will be subject to (i) management fees of up to 2.0% of notional exposure, and (ii) performance-based incentive fees of up to 30.0% of new high net trading profits. Any trading company is also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the John Locke Program (and indirectly the Fund through its investment in a derivative instrument or trading company) will have the potential for greater losses, as well as the potential for greater gains, than if the John Locke Program did not employ leverage in its investment activity.  Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the John Locke Program’s exposure to an asset class and may cause the value of the trading company’s securities or related derivatives instruments to be volatile.  Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the John Locke Program.

There is no assurance that the Fund’s investment in a derivative instrument or trading company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Leverage/Volatility Risk

The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund or any trading company may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund or a trading company to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund or a trading company, for any reason, is unable to close out the transaction.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund or any trading company suddenly turn unprofitable.

Liquidity Risk

The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments, such as swaps, options, warrants and other derivative instruments. Derivatives may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements.  As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk

The Adviser’s judgments about the attractiveness, value and potential positive or negative performance of the John Locke Program or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OTC Trading Risk

Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk

The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

Regulatory Change Risk

The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund’s operation. Recently the CFTC has proposed a change to Section 4.5, and other regulations which, if adopted, could require the Fund, the Subsidiary and some or all trading companies to register with the CFTC. Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

Subsidiary Risk

The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has an independent board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Adviser will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of total assets, without limitation, in high-quality short-term debt securities and money market instruments or any derivative instrument meant to track the return of any such instrument. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund will bear its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

Equinox Fund Management, LLC, a Delaware limited liability company formed in 2003, serves as the investment adviser to the Fund.  It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2003 and registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2007.  The Adviser’s principal place of business is located at 1775 Sherman Street, Suite 2500 Denver, CO 80203.  The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.  As of December 31, 2011, the Adviser had approximately $1.5 billion in assets under management.

For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.  The Adviser has contractually agreed that from commencement of the Fund’s operations through January 31, 2013, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions, do not exceed, 1.10% (on an annual basis) of the Fund’s average daily net assets.  The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser will be available in the Fund’s first Semi-Annual or Annual Report to Shareholders.

Portfolio Managers

Richard Bornhoft is the Chief Investment Officer of the Adviser and is responsible, with the oversight of the Adviser’s Investment Committee, for all day-to-day investment decisions for the Fund, including: (i) development of alternative asset strategies; (ii) final screening and selection of the financial instruments; (iii) negotiation of the terms of each investment (including over-the-counter derivatives); (iv) asset allocation among selected investment vehicles or derivative instruments; and (v) risk monitoring and risk management.  Prior to March 2007, Mr. Bornhoft served as President and Chief Executive Officer of the Adviser from the time of its founding as a commodity pool operator in August 2003.

Mr. Bornhoft also serves as the President and Chief Executive Officer of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutional and high net worth investors.  Mr. Bornhoft makes all day-to-day investment decisions for money managed and/or advised by The Bornhoft Group.  He has more than twenty-five years of experience in advising both private and institutional clientele in the alternative investment industry.  Over the course of his career, Mr. Bornhoft has designed and operated alternative investment portfolios for approximately twenty pension plans, corporations and banking institutions throughout the world.  Mr. Bornhoft began managing his first mutual fund on December 31, 2009. He is also a principal of Bornhoft Group Securities Corporation, a registered broker/dealer.

Brian Bell is Director of Research for both the Adviser and The Bornhoft Group. Mr. Bell’s tasks include quantitative analysis, advisor due diligence and daily monitoring and risk management of current accounts. Mr. Bell has been involved in the futures industry since May 1987. Mr. Bell joined The Bornhoft Group in April 2005 and has been listed as a principal of The Bornhoft Group since August 2005. Before joining Equinox Fund Management in 2005, he was a senior software engineer at CQG Inc, from 1987 to 2000, and the founder of Custom Trading Solutions, Inc., a company that developed and marketed technical indicators to customers throughout the world. Mr. Bell has published articles in Technical Analysis of Stocks & Commodities and Working Money Magazine. Mr. Bell earned both his Masters of Science in Electrical Engineering and his Bachelor of Science in Engineering Physics from the University of Colorado. Mr. Bell currently holds a CFTC/NFA Series 3 registration.

Ajay Dravid is Managing Director of Portfolio Management for the Adviser and joined the Adviser in December 2010. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. Prior to joining the Adviser and its affiliate, Equinox Financial Solutions, Dr. Dravid was a member of the Executive Committee of The Frontier Fund from March 2009 to December 2010. From January 2009 to December 2009, Dr. Dravid was a professor of finance at the Fox School of Business at Temple University in Philadelphia, PA. From August 2006 to April 2010, Mr. Dravid was an independent consultant. From November 2004 to March 2006, Dr. Dravid was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a Portfolio Co-Manager for the Multi-Strategy Arbitrage funds with more than $1 billion in assets, a quantitative analyst for the equity long-short hedge funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and client service. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. He has published papers in leading academic journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University.

Rufus Rankin is Director of Portfolio Management for the Adviser and joined the Adviser in December 2010. From February 2009 to present, Mr. Rankin also serves as Product Manager at Equinox Financial Solutions. In addition to his portfolio management responsibilities, Mr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by the Adviser. He was Regional Sales Associate & Research Coordinator at SEI Investments from August 2005 to January 2009. Mr. Rankin holds a Masters in International Studies from North Carolina State University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Investment Subsidiary

Generally, t he Fund may invest up to approximately 25% of its total assets in a separate wholly-owned Subsidiary.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary.  It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under the terms of the agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund ..  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund and Subsidiary pay the Adviser a fee for its services.  The Adviser has contractually agreed to waive the fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  These policies and restrictions are described in detail in the Fund’s SAI.  The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.

The financial statements of the Subsidiary will be included in the Fund’s annual and semi-annual reports.  The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The Fund’s NAV and offering price (NAV plus any applicable sales charges) is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business (a “Business Day”).  NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

If available, the Fund’s investments in securities and other exchange traded assets are generally valued based on market quotations.  If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities or other assets at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV. The Fund will regularly value its investments in over-the-counter derivative instruments at fair value. The use of fair valuation in pricing a portfolio holding involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the portfolio holding might actually trade if a reliable market price were readily available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio holdings.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund will invest up to 25% of its total assets in shares of the Subsidiary.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the Fund.  The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every day the Fund is open for business.  The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

More information about the valuation of the Fund’s holdings is provided in the SAI.

HOW TO PURCHASE SHARES

Share Classes

Presently, the Fund offers a single class of shares, Class I.  Class I shares are designed for institutional investors.  You should weigh the impact of all potential costs over the life of your investment before making your initial investment.  Class I shares have no initial sales charge, no deferred sales charge and no distribution fee.

Investment Minimums

Shares representing interests in the Fund are offered continuously for sale by the Distributor.  You can purchase Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below.  Shares of the Fund are offered only to residents of states in which the shares are registered or qualified.  No share certificates are issued in connection with the purchase of Fund shares.  Listed below are the minimum investment amounts for Class I shares.  The Fund reserves the right to modify, reduce or waive the minimum initial investment requirement for any investor.

Purchase Amounts	Class I
Minimum initial investment	$25,000
Minimum subsequent investment	No Minimum

Class I Shares

Sales of the Fund’s Class I shares are not subject to a front-end sales charge, contingent deferred sales charge or a Rule 12b-1 fee.  The minimum initial investment in the Class I shares is $25,000 and subsequent investments may be made in any amount.

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Equinox John Locke Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-888-643-3431

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $25,000 for Class I Shares and there is no minimum subsequent investment amount.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund and the Adviser reserve the right to waive or reduce the investment minimums under certain circumstances.  The Fund may change the investment minimums at any time.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the name of the Fund.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS"), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV, plus any applicable sales charges, per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

the name of the Fund;

•

the dollar amount of shares to be purchased;

•

a completed purchase application or investment stub; and

•

a check payable to the Fund.

Purchases through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchases by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-643-3431 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

HOW TO REDEEM SHARES

Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

Equinox John Locke Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-888-643-3431

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-643-3431.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  None of the Fund, GFS, or their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-888-643-3431.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses, including taxes, in converting these securities to cash.

When Redemptions are Sent

Once the Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request.  Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date.  This procedure is intended to protect the Fund and its shareholders from loss.

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

 you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000; or

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.

Where shares are held in the name of an accredited bank, Medallion Signature Guarantee requirements may be waived at the discretion of the Fund.

Redeeming through Brokers

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund’s Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy;" and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

MORE INFORMATION ABOUT TAXES

General.  The Fund intends to qualify annually to be treated as a regulated investment company under the Code.  As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code.  If for any taxable year the Fund fails to qualify as a regulated investment company (a “RIC”) (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for taxable years beginning prior to January 1, 2013 and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate for taxable years beginning prior to January 1, 2013 and the dividends-received deduction for corporate shareholders.

Distributions.  The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income.  Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares.  It is a taxable event for you if you sell or exchange shares of the Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain or loss will be taxable to you and, generally, will be capital gain or loss, assuming you hold the shares of the Fund as a capital asset, which capital gain or loss will be long-term or short-term depending on how long you have held the shares of such Fund.  Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for twelve months or more will constitute a long-term capital gain or loss.  Any loss realized by you on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by you and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by you with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains.  If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Tax Risks of Investing in the Fund.  One of the requirements for favorable tax treatment as a RIC under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income from certain derivative swap securities is not qualifying income; accordingly the Fund’s ability to utilize certain derivative swap securities as part of its investment strategy will be limited to a maximum of 10% of its gross income. This limitation, however, will not protect the Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income.  Revenue Ruling 2006-31 clarifies the holding of Revenue Ruling 2006-01 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. Prior to July 2011, the IRS issued private letter rulings in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. In July 2011, the IRS announced that it would no longer issue private letter rulings regarding whether income from subsidiaries similar to the Subsidiary is qualifying income.   Public statements of IRS officials indicate that the IRS is reviewing its positions underlying these private letter rulings.  It is not known as of the date of this prospectus whether the IRS will resume issuing private letter rulings, issue more broadly applicable guidance or change its position underlying the issuance of such rulings. There is no authority directly addressing some of the issues of law considered in these rulings.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions.  If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC.  A private letter ruling may only be relied upon by the taxpayer to whom it was provided.  The Fund does not plan to seek a private letter ruling.  Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC.  The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.

Backup Withholding.  The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The current backup withholding rate is 28%.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

State and Local Income Taxes.  You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders:  Non-U.S. shareholders may be subject to U.S. taxes due to their investment in the Fund.  This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund.  More information regarding these considerations appears in the Fund’s SAI.  You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

DISTRIBUTION OF SHARES

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you.  The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).  Shares become entitled to receive distributions on the day after the shares are issued.  If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution

Choosing a Distribution Option

When you complete your account application, you may choose from three distribution options:

1. You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2. You may elect to receive income dividends and capital gains distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by the transfer agent prior to the record date for the distribution for which a change is requested.

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its Adviser and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement with the Fund.  These payments are over and above Rule 12b-1 fees, sales charges or servicing fees which are disclosed elsewhere in this prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of shares sold. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes.  You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

Although the Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

Householding

To reduce expenses, the Fund will mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-643-3431 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

Equinox John Locke Strategy Fund

Adviser	Equinox Fund Management, LLC 1775 Sherman Street, Suite 2500 Denver, CO 80203	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137

Independent Registered Public Accountant	McGladrey & Pullen, LLP 555 Seventeenth Street Suite 1000 Denver, CO 80202-3910	Legal Counsel	Pepper Hamilton LLP 3000 Two Logan Square 18th & Arch Streets Philadelphia, PA 19103

Custodian	Union Bank, NA 350 California Street, 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund’s SAI dated February 1, 2012.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund does not currently operate an Internet website.  To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-643-3431.  You may also write to:

Equinox John Locke Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

QCM Strategy Fund

of Equinox Funds Trust

Class I Shares:  EQQCX

PROSPECTUS

February 1, 2012

Advised by:

Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, CO 80203

1-888-643-3431

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	4
Performance	9
Investment Adviser	9
Portfolio Managers	9
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
Investment Objectives	10
Principal Investment Strategies	10
Principal Investment Risks	13
Temporary Investments	21
Portfolio Holdings Disclosure	21
MANAGEMENT	22
Investment Adviser	22
Portfolio Managers	22
HOW SHARES ARE PRICED	25
HOW TO PURCHASE SHARES	26
HOW TO REDEEM SHARES	29
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	32
MORE INFORMATION ABOUT TAXES	33
DISTRIBUTION OF SHARES	36
Distributor	36
Additional Compensation to Financial Intermediaries	37
Householding	37
FINANCIAL HIGHLIGHTS	38

FUND SUMMARY

Investment Objective:  The Equinox QCM Strategy Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed, if sold before 30 days)	None (1)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses (2)	0.78%
Acquired Fund Fees and Expenses (3)(4)	0.07%
Total Annual Fund Operating Expenses (3)	1.60%
Fee Waiver and/or Expense Reimbursement (5)	(0.43)%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement) (3)	1.17%

(1)

The Fund’s transfer agent charges a $15.00 fee for each wire redemption.

(2)

Based on estimated amounts for the Fund’s current fiscal year.

(3)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and do not include “Acquired Fund Fees and Expenses.”

(4)

“Acquired Fund Fees and Expenses” do not include fees and expenses associated with the Fund’s investments in its wholly-owned subsidiary (the “Subsidiary”) or in any trading company.  However, the Fund indirectly bears the fees and expenses of the Subsidiary and any trading company in the form of reduced returns on its investments.  Equinox Fund Management, LLC (the “Adviser”) anticipates that any trading company will be subject to (i) management fees of up to 2.0% of notional exposure, and (ii) performance-based incentive fees of up to 30.0% of new high net trading profits. The Subsidiary and any trading company are also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

(5)

The Adviser has contractually agreed to reduce its compensation and/or reimburse expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” (as defined in Form N-1A), any trading company expenses and brokerage commissions, do not exceed 1.10% (on an annual basis) of the Fund’s average daily net assets.  The Adviser has contractually agreed to reduce its fees and/or reimburse expenses of the Fund until at least January 31, 2013.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.

Expense Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $25,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year
Class I	$119	$463

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities or derivative instruments (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs (which are not reflected in “Annual Fund Operating Expenses” on the table above or in the Expense Example) affect the Fund’s performance.

Principal Investment Strategies:

Please refer to the section entitled “Key Terms” below for additional information on highlighted terms.

The Fund pursues its investment objective by investing directly or indirectly through its wholly-owned subsidiary (the "Subsidiary") in a combination of (i) trading companies that employ the managed futures program of Quality Capital Management Ltd. (”QCM”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission and/or derivative instruments such as swap agreements that provide exposure to the managed futures program of QCM (the “QCM GDP”), and (ii) an actively managed fixed-income portfolio.  The QCM GDP uses a trading model that tracks investments continuously across long, medium and short time frames and relies on market dynamics to shape each trade based on expected return and risk. The QCM GDP seeks to capture long-term momentum moves in markets while at the same time using short-term factors in effort to opportunistically generate gains and/or manage risk.  The scope of markets that may be accessed by the QCM GDP includes stock indices, interest rates, bonds, currencies, and commodities.

•

Derivative Instruments: As a principal investment strategy, the Fund or the Subsidiary will invest in one or more trading companies that use a variety of derivative instruments including swap agreements, exchange-traded futures and option contracts and forward contracts to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk.  In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. A trading company may take a long or short position in such market.  The Fund or its Subsidiary may also invest in a variety of derivative instruments.

•

Fixed-Income Securities:  The Fund will also invest in fixed income securities in order to seek income, for liquidity purposes, and to serve as margin or collateral for the derivatives positions of the Fund or the Subsidiary to the extent necessary.  The Fund may invest in a variety of investment grade fixed income securities, including, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities and money market mutual fund shares.  The Fund also may seek to obtain market exposure to fixed income securities by entering into a series of purchase and sale contracts.  The Fund defines investment grade securities as those that are rated, at the time of purchase, as BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization.  The Fund may invest in fixed income securities of any duration. The Fund may also invest, to the extent permitted by the 1940 Act and rules under it, in money market funds or other investment companies (such as exchange traded funds) whose assets are comprised primarily of fixed income securities or that seek to track the composition and/or performance of specific fixed income indexes.

•

Subsidiary:  Investments in the Subsidiary, which has the same investment objective as the Fund, are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  In addition, applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.  To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

KEY TERMS

A Managed Futures Program generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts.  Each of these investments may be tied to a particular asset class: commodities, equities, fixed income or foreign currencies. A managed futures program may use one or a combination of trading strategies, including those described below.

A Momentum strategy generally seeks to identify the recent price movements of a specific global market segment over a specific period of time, and buy or sell an investment based on these price movements.  Generally, a momentum strategy would entail taking a long position on an investment with an upward price movement and a short position on an investment with a downward price movement.

A Trading Company is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool.

Volatility is a measurement of the frequency and magnitude of changes in price over a given time period.

The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its interests in the Subsidiary), and the Fund’s assets will consist principally of securities.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund. The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund.   Many factors affect the Fund’s net asset value and performance.

The following describes some of the risks the Fund may bear through direct investments in securities and derivatives as well as indirectly through its investment in the Subsidiary.

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Commodities Risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of a trading company or commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

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Counterparty Risk.  Many of the derivative contracts entered into by the Fund, the Subsidiary or a trading company will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a trading company, the Fund, the Subsidiary or trading company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a trading company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

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Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

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Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Derivatives Risk. Derivative instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts.  Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. A small investment in a derivative instrument can have a large impact on the performance of the Fund. There may be an imperfect correlation between the changes in market value of derivatives and the underlying asset upon which they are based.  Purchased options may expire worthless. Derivative counterparties may default.  There may not always be a liquid secondary market for derivative contracts. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

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Emerging Market Risk.  The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

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Fixed-Income Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

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Foreign Market Risk. As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

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General Market Risk. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

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Leverage/Volatility Risk. The use of leverage by the Fund (or trading companies in which the Fund invests) will cause the value of the Fund’s shares to be more volatile than if the Fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s (or the relevant trading companies’) trading positions suddenly turn unprofitable.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

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Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid securities or derivative instruments involve the risk that the Fund may be unable to sell the security or derivative instrument or sell it at a reasonable price.

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Management Risk. The Adviser’s judgments about the attractiveness, value and potential positive or negative  performance of the QCM GDP or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

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Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

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OTC Trading Risk.  Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Portfolio Turnover Risk.  The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

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QCM GDP Strategy Risk. The profitability of the Fund’s investment in trading companies utilizing or derivatives providing exposure to the QCM GDP depends primarily on the ability of QCM to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

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changes in interest rates;

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governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

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weather and climate conditions;

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natural disasters, such as hurricanes;

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changing supply and demand relationships;

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changes in balances of payments and trade;

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U.S. and international rates of inflation and deflation;

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currency devaluations and revaluations;

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U.S. and international political and economic events; and

o

changes in philosophies and emotions of various market participants.

The QCM GDP may not take all of these factors into account. In addition, the Fund will indirectly bear the expenses, including management fees, incentive fees and transaction fees, of trading companies utilizing or derivatives providing exposure to the QCM GDP through reduced returns.

The successful use of forward and futures contracts draws upon QCM’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are:

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the imperfect correlation between the change in market value of the instruments held by a trading company and the price of the forward or futures contract

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possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired

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losses caused by unanticipated market movements, which are potentially unlimited;

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QCM’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

o

the possibility that the counterparty will default in the performance of its obligations; and

o

if the trading company has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements or the trading company may have to close certain positions at a time when it may be disadvantageous to do so

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the QCM GDP (and indirectly the Fund through its investment in a derivative instrument or trading company) will have the potential for greater losses, as well as the potential for greater gains, than if the QCM GDP did not employ leverage in its investment activity.  Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the QCM GDP’s exposure to an asset class and may cause the value of the trading company’s securities or related derivatives instruments to be volatile.  Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the QCM GDP.

There is no assurance that the Fund’s investment in a derivative instrument or trading company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

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Regulatory Change Risk.  The Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund’s operation. Recently the Commodity Futures Trading Commission (“CFTC”) has proposed a change to Section 4.5, and other regulations which, if adopted, could require the Fund, the Subsidiary and some or all trading companies to register with the CFTC. Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

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Subsidiary Risk. The Subsidiary will not be registered under the Investment Company Act of 1940, as amended ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Performance:  Because the Fund has not commenced operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus.  Shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Adviser:  Equinox Fund Management, LLC

Portfolio Managers:

The portfolio management team has included the following four members since 2011:

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Richard Bornhoft, Chief Investment Officer

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Brian Bell, Director of Research

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Ajay Dravid, Managing Director of Portfolio Management

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Rufus Rankin, Director of Portfolio Management

Purchase and Sale of Fund Shares:  The minimum initial investment in Class I Shares of the Fund is $25,000, with no minimum subsequent investment.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days written notice to shareholders.  There is no guarantee that the Fund will achieve its investment objective.

Principal Investment Strategies:

The Fund pursues its investment objective by investing directly or indirectly through its wholly-owned subsidiary (the "Subsidiary") in a combination of (i) trading companies that employ the managed futures program of Quality Capital Management Ltd. (”QCM”), a commodity trading adviser (“CTA”) registered with the U.S. Commodity Futures Trading Commission and/or derivative instruments such as swap agreements that provide exposure to the managed futures program of QCM (the “QCM GDP”), and (ii) an actively managed fixed-income portfolio.

The QCM GDP uses a trading model that tracks investments continuously across long, medium and short time frames and relies on market dynamics to shape each trade based on expected return and risk. The QCM GDP seeks to capture long-term momentum moves in markets while at the same time using short-term factors in effort to opportunistically generate gains and/or manage risk.

The QCM GDP adopts a long-term momentum outlook, seeking to participate in large cyclical moves, reduce market timing errors, and take positions in markets into which capital is flowing. At the same time, the QCM GDP attempts to take advantage of short-term excesses of volatility in order to profit from active trading. The two approaches are complementary and tend to be non-correlated and are designed to reduce risk.

By working across long, medium and short time frames, the QCM GDP is able to participate in all lengths of market cycles and in most environments.

The QCM GDP minimizes the use of traditional indicators in attempt to diversify risk. Such indicators, by going long or short, introduce market timing errors and can result in large real and opportunity costs. Instead, the QCM GDP relies on its proprietary Advanced Resource Allocator to work in a continuous time horizon and avoid discrete and fixed time windows of opportunity, with the goal of widening the margin of error and avoiding emotional biases.

The Fund’s return will be derived principally from changes in the value of securities held in the Fund’s portfolio (including its interests in the Subsidiary), and the Fund’s assets consist principally of securities.  The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

The Adviser may engage in frequent buying and selling of portfolio holdings to achieve the Fund’s investment objective.

The Fund invests directly or indirectly through the Subsidiary in the global derivatives markets through its exposure to one or more trading companies that employ the QCM GDP, which may utilize futures contracts, forward contracts and other derivatives to provide exposure to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Subsidiary.

To the extent the Fund uses, or otherwise gains exposure through its investment in a trading company, futures contracts, forward contracts and derivatives, these instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through a direct or indirect investment providing leveraged exposure to the class and that investment increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. There is no assurance that the Fund’s leveraged exposure to certain investments will enable the Fund to achieve its investment objective.

The Adviser expects the Fund’s NAV over short-term periods to be volatile because of the significant use, either directly or through a trading company, of investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions.

The Subsidiary

Investments in the Fund's wholly-owned and controlled subsidiary (the "Subsidiary"), which has the same investment objective as the Fund, are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund. In addition, applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. Investments in the Subsidiary are intended to provide the Fund with exposure to futures contracts and commodities in a manner consistent with the limitations of the federal tax requirements that apply to the Fund.  It is expected that the Subsidiary will invest primarily in trading companies expected by the Adviser to provide similar exposure to the global derivatives market but also may invest in commodity and financial futures, option and swap contracts, fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. Please refer to the Statement of Additional Information for more information about the organization and management of the Subsidiary.

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Sub-chapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). Income from certain of the commodity-linked derivatives in which the Fund invests may not be treated as "qualifying income" for purposes of the 90% income requirement. The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from the fund’s investment in a subsidiary will constitute "qualifying income" for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund. The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The expenses borne by the Subsidiary are not expected to be material in relation to the value of the Fund’s assets. The Fund’s own expenses are reduced to some extent as a result of the payment of such expenses at the Subsidiary level. Therefore, any duplicative fees for similar services provided to the Fund and Subsidiary are not material.

To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information. The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board regarding the Subsidiary’s compliance with its policies and procedures.

Principal Investment Risks:

The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in the Fund Summary section of this Prospectus.  In general, the Fund’s investment strategies involve greater risks than the strategies used by a typical mutual fund.  The following describes the common risks of the Fund.

Commodities Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of a trading company interests or commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Counterparty Risk

Many of the derivative contracts entered into by the Fund, the Subsidiary or a trading company will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Subsidiary or a trading company, the Fund, the Subsidiary or trading company must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund, the Subsidiary or a trading company may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund or any trading company invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund or any trading company deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Currency Risk

The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk

In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. The use of derivative instruments also poses additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts.  Risks of these instruments include:

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that interest rates, securities and commodity prices and currency markets will not move in the direction that the Adviser or the CTA anticipate;

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that prices of the relative derivative instruments and the prices of underlying securities, commodities, interest rates or currencies they are designed to reflect do not move together as expected;

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that the skills needed to use these strategies are different than those needed to select portfolio securities;

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 the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

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If the Fund enters into a derivative instrument directly, that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

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particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position;

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the inability to close out certain hedged positions to avoid adverse tax consequences,

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the fact that “speculative position limits” imposed by the CFTC and certain futures exchanges on net long and short positions may require the Fund to limit or unravel positions in certain types of instruments; and

•

the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.

Emerging Market Risk

The Fund intends to have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Market Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their financial markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their financial markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in assets traded in foreign markets.

Fixed-Income Risk

A substantial portion of the Fund’s assets may be invested in U.S. Treasuries or other short-term debt obligations. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt security prices tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.  Fixed income investments are also subject to “Credit Risk” discussed above.

Foreign Market Risk

A substantial portion of the trades of the QCM GDP are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets. International trading activities are subject to foreign exchange risk.

General Market Risk

The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund or the Subsidiary invests is based upon the market’s perception of value and is not necessarily an objective measure of a security’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Leverage/Volatility Risk

The Fund may employ leverage and may invest in leveraged instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund or any trading company may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund or a trading company to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where the Fund or a trading company, for any reason, is unable to close out the transaction.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund or any trading company suddenly turn unprofitable.

Liquidity Risk

The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments, such as swaps, options, warrants and other derivative instruments. Derivatives may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements.  As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk

The Adviser’s judgments about the attractiveness, value and potential positive or negative performance of the QCM GDP or any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.

Non-Diversification Risk

The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OTC Trading Risk

Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk

The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.

QCM GDP Strategy Risk

The profitability of any Fund investment in trading companies utilizing  or derivatives providing exposure to the QCM GDP depends primarily on the ability of QCM to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements are influenced by, among other things:

o

changes in interest rates;

o

governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

o

weather and climate conditions;

o

natural disasters, such as hurricanes;

o

changing supply and demand relationships;

o

changes in balances of payments and trade;

o

U.S. and international rates of inflation and deflation;

o

currency devaluations and revaluations;

o

U.S. and international political and economic events; and

o

changes in philosophies and emotions of various market participants.

The QCM GDP may not take all of these factors into account.

The trading companies in which the Fund may invest actively trade derivative instruments using a variety of strategies and investment techniques that involve significant risks. Such derivative instruments may include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by a typical mutual fund, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated. In addition, the trading companies will typically be subject to relatively high management fees and performance-based fees which further reduce the potential return of the Fund’s or the Subsidiary’s investments. These costs are in addition to the operating expenses associated with the Fund. The combined impact of these costs will have the effect of reducing the performance of the Fund.  Furthermore, performance-based fees may create an incentive for QCM to make investments that are riskier or more speculative than they might have made in the absence of such arrangements. The Adviser anticipates that any trading company will be subject to (i) management fees of up to 2.0% of notional exposure, and (ii) performance-based incentive fees of up to 30.0% of new high net trading profits. Any trading company is also subject to certain derivative trading costs, including brokerage commissions and various exchange fees.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the QCM GDP (and indirectly the Fund through its investment in a derivative instrument or trading company) will have the potential for greater losses, as well as the potential for greater gains, than if the QCM GDP did not employ leverage in its investment activity.  Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the QCM GDP’s exposure to an asset class and may cause the value of the trading company’s securities or related derivatives instruments to be volatile.  Accordingly, the Fund’s NAV may be volatile because of its investment exposure to the QCM GDP.

There is no assurance that the Fund’s investment in a derivative instrument or trading company with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Regulatory Change Risk

The Fund has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of regulations of the Commodity Exchange Act, as amended, with respect to the Fund’s operation. Recently the CFTC has proposed a change to Section 4.5, and other regulations which, if adopted, could require the Fund, the Subsidiary and some or all trading companies to register with the CFTC. Such changes could potentially limit or restrict the ability of the Fund to pursue its investment strategy, and/or increase the costs of implementing its strategy.

Subsidiary Risk

The Subsidiary is not registered under the Investment Company Act of 1940 and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. While the Subsidiary has an independent board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, to the extent they are applicable to the investment activities of the Subsidiary, the Adviser will be subject to the same fundamental investment restrictions that apply to the management of the Fund in managing the Subsidiary’s portfolio. It is not currently expected that shares of the Subsidiary will be sold or offered to investors other than the Fund.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of total assets, without limitation, in high-quality short-term debt securities and money market instruments or any derivative instrument meant to track the return of any such instrument. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund will bear its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

Equinox Fund Management, LLC, a Delaware limited liability company formed in 2003, serves as the investment adviser to the Fund.  It has been registered with the Commodity Futures Trading Commission as a commodity pool operator since 2003 and registered with the Securities and Exchange Commission (“SEC”) as an investment adviser since 2007.  The Adviser’s principal place of business is located at 1775 Sherman Street, Suite 2500 Denver, CO 80203.  The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.  As of December 31, 2011, the Adviser had approximately $1.5 billion in assets under management.

For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.  The Adviser has contractually agreed that from commencement of the Fund’s operations through January 31, 2013, it will reduce its compensation and/or reimburse certain expenses for the Fund, to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions, do not exceed, 1.10% (on an annual basis) of the Fund’s average daily net assets.  The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract with the Adviser will be available in the Fund’s first Semi-Annual or Annual Report to Shareholders.

Portfolio Managers

Richard Bornhoft is the Chief Investment Officer of the Adviser and is responsible, with the oversight of the Adviser’s Investment Committee, for all day-to-day investment decisions for the Fund, including: (i) development of alternative asset strategies; (ii) final screening and selection of the financial instruments; (iii) negotiation of the terms of each investment (including over-the-counter derivatives); (iv) asset allocation among selected investment vehicles or derivative instruments; and (v) risk monitoring and risk management.  Prior to March 2007, Mr. Bornhoft served as President and Chief Executive Officer of the Adviser from the time of its founding as a commodity pool operator in August 2003.

Mr. Bornhoft also serves as the President and Chief Executive Officer of The Bornhoft Group Corporation, an alternative investment management firm founded in 1985 to address the investment needs of institutional and high net worth investors.  Mr. Bornhoft makes all day-to-day investment decisions for money managed and/or advised by The Bornhoft Group.  He has more than twenty-five years of experience in advising both private and institutional clientele in the alternative investment industry.  Over the course of his career, Mr. Bornhoft has designed and operated alternative investment portfolios for approximately twenty pension plans, corporations and banking institutions throughout the world.  Mr. Bornhoft began managing his first mutual fund on December 31, 2009. He is also a principal of Bornhoft Group Securities Corporation, a registered broker/dealer.

Brian Bell is Director of Research for both the Adviser and The Bornhoft Group. Mr. Bell’s tasks include quantitative analysis, advisor due diligence and daily monitoring and risk management of current accounts. Mr. Bell has been involved in the futures industry since May 1987. Mr. Bell joined The Bornhoft Group in April 2005 and has been listed as a principal of The Bornhoft Group since August 2005. Before joining Equinox Fund Management in 2005, he was a senior software engineer at CQG Inc, from 1987 to 2000, and the founder of Custom Trading Solutions, Inc., a company that developed and marketed technical indicators to customers throughout the world. Mr. Bell has published articles in Technical Analysis of Stocks & Commodities and Working Money Magazine. Mr. Bell earned both his Masters of Science in Electrical Engineering and his Bachelor of Science in Engineering Physics from the University of Colorado. Mr. Bell currently holds a CFTC/NFA Series 3 registration.

Ajay Dravid is Managing Director of Portfolio Management for the Adviser and joined the Adviser in December 2010. Dr. Dravid has more than 30 years of experience in industry, academia, and financial services. Prior to joining the Adviser and its affiliate, Equinox Financial Solutions, Dr. Dravid was a member of the Executive Committee of The Frontier Fund from March 2009 to December 2010. From January 2009 to December 2009, Dr. Dravid was a professor of finance at the Fox School of Business at Temple University in Philadelphia, PA. From August 2006 to April 2010, Mr. Dravid was an independent consultant. From November 2004 to March 2006, Dr. Dravid was President of Saranac Capital Management, a separate entity spun out from Citigroup to manage more than $3 billion in hedge fund assets. From 1996 to 2004, he was a Director and then a Managing Director at Salomon Brothers and Citigroup, where he helped to build and manage the hedge fund business and platforms. He was a Portfolio Co-Manager for the Multi-Strategy Arbitrage funds with more than $1 billion in assets, a quantitative analyst for the equity long-short hedge funds, and the head of the Risk Committee. He was also involved in the structuring and marketing of funds and client service. From 1993 to 1996, Dr. Dravid was a Vice President in the Asset Allocation Research Group of Salomon Brothers. He has published papers in leading academic journals including Journal of Finance, Journal of Financial Economics, and Journal of Derivatives. Dr. Dravid received a BSc in Physics from the University of Poona (India), an MA in Physics from SUNY at Stony Brook, an MBA in Finance and Marketing from the University of Rochester, and a PhD in Finance from the Graduate School of Business at Stanford University.

Rufus Rankin is Director of Portfolio Management for the Adviser and joined the Adviser in December 2010. From February 2009 to present, Mr. Rankin also serves as Product Manager at Equinox Financial Solutions. In addition to his portfolio management responsibilities, Mr. Rankin works on the conception, development and implementation of new products and distribution strategies for investment products managed by the Adviser. He was Regional Sales Associate & Research Coordinator at SEI Investments from August 2005 to January 2009. Mr. Rankin holds a Masters in International Studies from North Carolina State University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

Investment Subsidiary

Generally, t he Fund may invest up to approximately 25% of its total assets in a separate wholly-owned Subsidiary.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary.  It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, Fund shareholders will receive 60 days prior notice of such offer or sale.

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under the terms of the agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund ..  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund and Subsidiary pay the Adviser a fee for its services.  The Adviser has contractually agreed to waive the fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund’s Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  These policies and restrictions are described in detail in the Fund’s SAI.  The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Fund’s Board of Trustees regarding the Subsidiary’s compliance with its policies and procedures.

The financial statements of the Subsidiary will be included in the Fund’s annual and semi-annual reports.  The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The Fund’s NAV and offering price (NAV plus any applicable sales charges) is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business (a “Business Day”).  NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

If available, the Fund’s investments in securities and other exchange traded assets are generally valued based on market quotations.  If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities or other assets at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV. The Fund will regularly value its investments in over-the-counter derivative instruments at fair value. The use of fair valuation in pricing a portfolio holding involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the portfolio holding might actually trade if a reliable market price were readily available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio holdings.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund will invest up to 25% of its total assets in shares of the Subsidiary.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the Fund.  The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every day the Fund is open for business.  The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

More information about the valuation of the Fund’s holdings is provided in the SAI.

HOW TO PURCHASE SHARES

Share Classes

Presently, the Fund offers a single class of shares, Class I.  Class I shares are designed for institutional investors.  You should weigh the impact of all potential costs over the life of your investment before making your initial investment.  Class I shares have no initial sales charge, no deferred sales charge and no distribution fee.

Investment Minimums

Shares representing interests in the Fund are offered continuously for sale by the Distributor.  You can purchase Class I shares of the Fund through certain broker-dealers or directly through the transfer agent of the Fund, as discussed below.  Shares of the Fund are offered only to residents of states in which the shares are registered or qualified.  No share certificates are issued in connection with the purchase of Fund shares.  Listed below are the minimum investment amounts for Class I shares.  The Fund reserves the right to modify, reduce or waive the minimum initial investment requirement for any investor.

Purchase Amounts	Class I
Minimum initial investment	$25,000
Minimum subsequent investment	No Minimum

Class I Shares

Sales of the Fund’s Class I shares are not subject to a front-end sales charge, contingent deferred sales charge or a Rule 12b-1 fee.  The minimum initial investment in the Class I shares is $25,000 and subsequent investments may be made in any amount.

Purchasing Shares

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Equinox QCM Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-888-643-3431

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $25,000 for Class I Shares and there is no minimum subsequent investment amount.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund and the Adviser reserve the right to waive or reduce the investment minimums under certain circumstances.  The Fund may change the investment minimums at any time.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the name of the Fund.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC ("GFS"), the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Order is Processed

All shares will be purchased at the NAV, plus any applicable sales charges, per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  "Good order" means your purchase request includes:

•

the name of the Fund;

•

the dollar amount of shares to be purchased;

•

a completed purchase application or investment stub; and

•

a check payable to the Fund.

Purchases through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchases by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-643-3431 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

HOW TO REDEEM SHARES

Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption by regular, express or overnight mail to:

Equinox QCM Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-888-643-3431

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts, except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-643-3431.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  None of the Fund, GFS, or their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund, GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Systematic Withdrawal Plan

If your individual account, IRA, or other qualified plan account has a current account value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-888-643-3431.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses, including taxes, in converting these securities to cash.

When Redemptions are Sent

Once the Fund receives your redemption request in "good order" (as described below), it will issue a check based on the next determined NAV following your redemption request.  Before selling recently purchased shares, please note that if the Fund’s transfer agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date.  This procedure is intended to protect the Fund and its shareholders from loss.

Good Order

Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds to be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Fund;

•

 you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000; or

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact the Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary, or other organization.  A notary public cannot guaranty signatures.

Where shares are held in the name of an accredited bank, Medallion Signature Guarantee requirements may be waived at the discretion of the Fund.

Redeeming through Brokers

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 or there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund’s Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s "Market Timing Trading Policy;" and

•

Assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

MORE INFORMATION ABOUT TAXES

General.  The Fund intends to qualify annually to be treated as a regulated investment company under the Code.  As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code.  If for any taxable year the Fund fails to qualify as a regulated investment company (a “RIC”) (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for taxable years beginning prior to January 1, 2013 and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate for taxable years beginning prior to January 1, 2013 and the dividends-received deduction for corporate shareholders.

Distributions.  The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income.  Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate of 15% (0% for individuals in lower tax brackets).  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.  For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares.  It is a taxable event for you if you sell or exchange shares of the Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain or loss will be taxable to you and, generally, will be capital gain or loss, assuming you hold the shares of the Fund as a capital asset, which capital gain or loss will be long-term or short-term depending on how long you have held the shares of such Fund.  Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for twelve months or more will constitute a long-term capital gain or loss.  Any loss realized by you on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by you and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by you with respect to such shares.

Medicare Contribution Tax.  Under current law, beginning in 2013, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains.  If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Tax Risks of Investing in the Fund.  One of the requirements for favorable tax treatment as a RIC under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-01, which held that income from certain derivative swap securities is not qualifying income; accordingly the Fund’s ability to utilize certain derivative swap securities as part of its investment strategy will be limited to a maximum of 10% of its gross income. This limitation, however, will not protect the Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income.  Revenue Ruling 2006-31 clarifies the holding of Revenue Ruling 2006-01 by providing that income from alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. Prior to July 2011, the IRS issued private letter rulings in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. In July 2011, the IRS announced that it would no longer issue private letter rulings regarding whether income from subsidiaries similar to the Subsidiary is qualifying income.   Public statements of IRS officials indicate that the IRS is reviewing its positions underlying these private letter rulings.  It is not known as of the date of this prospectus whether the IRS will resume issuing private letter rulings, issue more broadly applicable guidance or change its position underlying the issuance of such rulings. There is no authority directly addressing some of the issues of law considered in these rulings.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions.  If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Fund might cease to qualify as a RIC.  A private letter ruling may only be relied upon by the taxpayer to whom it was provided.  The Fund does not plan to seek a private letter ruling.  Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC.  The Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.

Backup Withholding.  The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  The current backup withholding rate is 28%.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

State and Local Income Taxes.  You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders:  Non-U.S. shareholders may be subject to U.S. taxes due to their investment in the Fund.  This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund.  More information regarding these considerations appears in the Fund’s SAI.  You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

DISTRIBUTION OF SHARES

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you.  The amount of any distribution will vary and there is no guarantee that the Fund will pay either an income dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased).  Shares become entitled to receive distributions on the day after the shares are issued.  If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution

Choosing a Distribution Option

When you complete your account application, you may choose from three distribution options:

1. You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2. You may elect to receive income dividends and capital gains distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

If you elect to receive distributions and dividends by check and the post office cannot deliver your check and your proper address cannot be determined, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by the transfer agent prior to the record date for the distribution for which a change is requested.

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries

The Fund’s distributor, its Adviser and their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries, and any other firm having a selling, administration or similar agreement with the Fund.  These payments are over and above Rule 12b-1 fees, sales charges or servicing fees which are disclosed elsewhere in this prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments may also be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Adviser and its affiliates may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of shares sold. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

If investment advisers, underwriters/distributors or affiliates of mutual funds (including those of the Fund) pay bonuses and incentives in differing amounts, intermediaries and their representatives may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial intermediary and its representatives may also have a financial incentive for recommending a particular share class over other share classes.  You should consult with your financial advisor and review carefully any disclosure by the intermediary as to compensation received by your financial advisor.

Although the Fund may use firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing firms to effect those transactions.

Householding

To reduce expenses, the Fund will mail only one copy of the Prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-888-643-3431 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

Equinox QCM Strategy Fund

Adviser	Equinox Fund Management, LLC 1775 Sherman Street, Suite 2500 Denver, CO 80203	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137

Independent Registered Public Accountant	McGladrey & Pullen, LLP 555 Seventeenth Street Suite 1000 Denver, CO 80202-3910	Legal Counsel	Pepper Hamilton LLP 3000 Two Logan Square 18th & Arch Streets Philadelphia, PA 19103

Custodian	Union Bank, NA 350 California Street, 6th Floor San Francisco, California 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund’s SAI dated February 1, 2012.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management.  Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund does not currently operate an Internet website.  To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-888-643-3431.  You may also write to:

Equinox QCM Strategy Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

EQUINOX FUNDS TRUST

Equinox Abraham Strategy Fund	Class I Shares: EABIX
Equinox Absolute Return Plus Strategy Fund Equinox Cantab Strategy Fund	Class I Shares: ECAIX Class I Shares: EMEIX
Equinox Chesapeake Strategy Fund	Class I Shares: EQCHX
Equinox Crabel Two Plus Strategy Fund	Class I Shares: EQCRX
Equinox Eclipse Strategy Fund	Class I Shares: EECIX
Equinox John Locke Strategy Fund	Class I Shares: EJLIX
Equinox QCM Strategy Fund	Class I Shares: EQQCX
Equinox QIM/WNTN Strategy Fund	Class A Shares: EQWAX Class I Shares: EQWIX
Equinox Tiverton Strategy Fund	Class I Shares: EQTVX

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2012

Investment Adviser:

Equinox Fund Management, LLC

This Statement of Additional Information ("SAI") is not a prospectus.  It is intended to provide additional information about the activities and operations of Equinox Funds Trust (the "Trust") and the Equinox Abraham Strategy Fund, Equinox Absolute Return Plus Strategy Fund, Equinox Cantab Strategy Fund, Equinox Chesapeake Strategy Fund, Equinox Crabel Two Plus Strategy Fund, Equinox Eclipse Strategy Fund, Equinox John Locke Strategy Fund, Equinox QCM Strategy Fund, Equinox QIM/WNTN Strategy Fund and Equinox Tiverton Strategy Fund (each, a "Fund" and collectively, the “Funds”), each a series of the Trust.  Currently, only the Equinox Eclipse Strategy Fund, Equinox John Locke Strategy Fund and Equinox QCM Strategy Fund are being offered, each pursuant to a prospectus dated February 1, 2012, as amended or supplemented from time to time (each, a “Prospectus”).  This SAI should be read in conjunction with a Fund’s Prospectus.

This SAI has been incorporated by reference in its entirety into each Fund’s Prospectus.  A copy of each Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by calling toll-free 1-888-643-3431.

THE TRUST	1
DESCRIPTION OF PERMITTED INVESTMENTS	1
INVESTMENT LIMITATIONS	17
THE ADVISER	18
PORTFOLIO MANAGERS	19
THE DISTRIBUTOR	21
PAYMENTS TO FINANCIAL INTERMEDIARIES	23
THE ADMINISTRATOR	23
THE TRANSFER AGENT	24
THE CUSTODIAN	25
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
LEGAL COUNSEL	25
TRUSTEES AND OFFICERS OF THE TRUST	25
PURCHASE, REDEMPTION AND PRICING OF SHARES	31
TAXES	33
BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES	46
PORTFOLIO HOLDINGS DISCLOSURE	48
CAPITAL STOCK AND OTHER SECURITIES	49
ANTI-MONEY LAUNDERING PROGRAM	50
LIMITATION OF TRUSTEES' LIABILITY	50
CODES OF ETHICS	50
APPENDIX A – RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

THE TRUST

The Trust is an open-end management investment company established under Delaware law as a statutory trust, and was organized on June 2, 2010.  Each Fund is a newly established, separate series of the Trust, which may offer other mutual fund series in addition to the Fund. Each Fund issues Class I shares, and the Equinox QIM/WNTN Strategy Fund also issues Class A shares.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").  Each Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended ("1940 Act"), meaning it may invest in fewer companies than diversified investment companies. Each share of each Fund represents an equal proportionate interest in such Fund.  See "Capital Stock and Other Securities."

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and permitted by the Fund's stated investment policies.

Wholly-Owned Subsidiary.  Generally, each Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (each, a "Subsidiary"), which is expected to invest primarily in (i) pooled investment vehicles, including those that are not registered under the 1940 Act, (ii) commodity futures, option and swap contracts, (ii) financial futures, option and swap contracts; (iii) fixed income securities, (iv) structured notes; and (v) other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.  As a result, each Fund may be considered to be investing indirectly in these investments through its Subsidiary.  For that reason, and for the sake of convenience, references in this SAI to a Fund may also include its Subsidiary. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Northern Lights SPC, c/o Maples and Calder, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.  Each Subsidiary's affairs are overseen by a board of directors consisting of two directors.  Each Fund is the sole shareholder of its Subsidiary. It is not currently expected that shares of a Subsidiary will be sold or offered to other investors. If, at any time, a Subsidiary proposes to offer or sell its shares to any investor other than a Fund, such Fund’s shareholders will receive 60 days prior notice of such offer or sale.

Each Subsidiary has entered into a separate contract with the Adviser for the management of such Subsidiary's portfolio pursuant to which the Subsidiary pays the Adviser a management fee for its services.  The Adviser has contractually agreed to waive the management fee it receives from each Fund in an amount equal to the management fee paid to the Adviser by each Fund’s Subsidiary. This undertaking will continue in effect for so long as a Fund invests in its Subsidiary, and may not be terminated by the Adviser unless the adviser first obtains the prior approval of such Fund's Board of Trustees for such termination. Each Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives. Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of such Fund's assets. It is also anticipated that each Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that each Fund's investment in its Subsidiary will not result in such Fund paying duplicative fees for similar services provided to such Fund and its Subsidiary. Please refer to the section in this Statement of Additional Information titled "Taxes – Taxation of the Subsidiary" for information about certain tax aspects of each Fund's investment in its Subsidiary.

Each Subsidiary will not be registered under the 1940 Act but will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. Each Fund, as the sole shareholder of its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since each Fund wholly owns and controls its Subsidiary, and each Fund and its Subsidiary are both managed by the Adviser, it is unlikely that a Subsidiary will take action contrary to the interests of a Fund or its shareholders.  The Trust’s Board has oversight responsibility for the investment activities of each Fund, including its investment in each Fund’s Subsidiary, and each Fund's role as the sole shareholder of its Subsidiary. Also, in managing each Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund that owns and controls the Subsidiary, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and its Subsidiary, respectively, are organized, could result in the inability of a Fund and/or its Subsidiary to operate as described in this Statement of Additional Information and could negatively affect a Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, a Fund’s shareholders would likely suffer decreased investment returns.

Each Fund, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”), is required to derive at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stock, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income).  Direct investments by a RIC in certain commodity-related instruments generally do not, under published Internal Revenue Service (“IRS”) rulings, produce qualifying income. However, the IRS has recently issued private letter rulings to other RICs in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiaries will be qualifying income whether received in the form of current distributions or as undistributed subpart F income.  There is no authority directly addressing some of the issues of the law considered in these rulings.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions.  If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Funds might cease to qualify as RICs.  A private letter ruling may only be relied upon by the taxpayer to whom it was provided.  The Funds do not plan to seek private letter rulings.  Therefore, to the extent a Fund invests directly in commodity-index-linked derivative instruments or in a Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC.  Each Fund and its Adviser plan to direct investments of the Fund’s assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.  A more detailed description of the risks and tax consequences associated with the Funds’ investment in the Subsidiaries is included in the section entitled “Taxes” below.

Each Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax.  It will, however, be considered a controlled foreign corporation, and each Fund will be required to include as income annually amounts earned by its Subsidiary during that year, whether or not distributed by such Subsidiary.  Furthermore, each Fund will be subject to the RIC qualification distribution requirements with respect to its Subsidiary’s income, whether or not its Subsidiary makes a distribution to such Fund during the taxable year, and, thus, such Fund may not have sufficient cash on hand to make such required distribution.  As a result, such Fund may need to make untimely sales of its investments, borrow funds or risk losing its status as a RIC.

The Trust, on behalf of each Fund, intends to file with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to a Fund's operations.  Accordingly, each Fund is not expected to be subject to registration or regulation as a commodity pool operator.  However, the CFTC pursuant to its authority under the CEA may amend current CFTC rules or adopt new rules which may subject a Fund to regulation as a “commodity pool operator.”

Derivatives.  Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark.  Unless otherwise stated in a Fund's prospectus, each Fund may use derivatives to gain exposure to the asset classes and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested.  Each Fund may also invest in derivatives to protect from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging").  When hedging is successful, a Fund will have to offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.  To the extent that each Fund engages in hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act.  Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if a Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements, and subject to certain risks.

Types of Derivatives:

Futures.  A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade — known as "contract markets" — approved for such trading and regulated by the Commodity Futures Trading Commission (“CFTC”).  These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.  This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss.  If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain.  If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss.  If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

Each Fund may incur commission expenses when it opens or closes a futures position.

Options.  An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period.  Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument.  Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts.  Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options").  Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options.  However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

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Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, a Fund pays the current market price for the option (known as the "option premium"). Each Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own.  Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. Each Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

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Allowing it to expire and losing its entire premium;

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Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

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Closing it out in the secondary market at its current price.

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Selling (Writing) Put and Call Options

When a Fund writes a call option, it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date.  Similarly, when a Fund writes a put option, it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written.  Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities.  If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value.   If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall.  A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option.  If the price of that security falls as expected, each Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

Each Fund is permitted only to write covered options.  At the time of selling the call option, a Fund may cover the option by owning, among other things:

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The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

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A call option on the same security or index with the same or lesser exercise price;

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A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

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Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

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In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, each Fund may cover the put option by, among other things:

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Entering into a short position in the underlying security;

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Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

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Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

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Maintaining the entire exercise price in liquid securities.

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Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

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Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

Each Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

Each Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

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Combined Positions

Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  Unlike futures contracts, forward contracts:

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Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

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Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

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Do not require an initial margin deposit.

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May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies.  A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Each Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

Each Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

Swaps, Caps, Collars and Floors

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of each Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from each Fund. If a swap agreement calls for payments by a Fund, such Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses.  In order to reduce the risk associated with leveraging, each Fund may cover its current obligations under swap agreements according to guidelines established by the U.S. Securities and Exchange Commission ("SEC"). If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund's accrued obligations under the agreement.

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Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.  The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments.  Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.  Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers.  The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement.  The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

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Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

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Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps."  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, such Fund may have to pay more money than it receives.  Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, such Fund may receive less money than it has agreed to pay.

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Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  Each Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions.  Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Correlation of Prices.  A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

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current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

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a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

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differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

Lack of Liquidity.  Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a Fund may close out a futures contract only on the exchange on which the contract was initially traded.  If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position.  In an illiquid market, a Fund may:

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have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

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have to purchase or sell the instrument underlying the contract;

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not be able to hedge its investments; and

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not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

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an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

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unusual or unforeseen circumstances may interrupt normal operations of an exchange;

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the facilities of the exchange may not be adequate to handle current trading volume;

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equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

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investors may lose interest in a particular derivative or category of derivatives.

Management Risk.  If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives.  For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk.  At times, market conditions might make it hard to value some investments.  For example, if a Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into a Fund.  If a Fund underestimates its price, you may not receive the full market value for your Fund shares when you sell.

Margin.  Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage.  The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

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actual and anticipated changes in interest rates;

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fiscal and monetary policies; and

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national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Tax Risk. Each Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC under the IRC, a Fund must invest in assets which produce the types of income specified in the IRC and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If a Fund invests in these types of securities and the income is determined to not be Qualifying Income, it may cause a Fund to fail to qualify as a RIC under the IRC. See “Taxes” below for additional information related to these restrictions.

Exchange-Traded Funds (“ETFs”).  ETFs are investment companies or grantor trusts whose shares are bought and sold on a securities exchange.  An ETF holds a portfolio of securities designed to track a particular market segment or index.  Some examples of ETFs are SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®.  Each Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities, and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.  See also "Investment Company Shares" below.

Fixed Income Securities.  Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

Investment Company Shares. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchases of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying a Fund's expenses. Under applicable regulations, unless an exception is available, each Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) a Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of a Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of a Fund.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange.  (See "Exchange-Traded Funds" above).  The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.  Pursuant to an order issued by the SEC to iShares® Funds and procedures approved by the Board, each Fund may invest in iShares® Funds in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.  iShares® is a registered trademark of BlackRock, Inc. ("BR").  Neither BR nor the iShares® Funds makes any representations regarding the advisability of investing in the iShares® Funds.

Money Market Securities.  Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.  Each of these money market securities are described below. For a description of ratings, see "Appendix B – Ratings" to this SAI.

U.S. Government Securities.  Examples of types of U.S. government obligations in which each Fund may invest include U.S. Treasury Obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

•

U.S. Treasury Obligations.  U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

•

Receipts.  Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.  The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury.  Receipts are sold as zero coupon securities.

•

U.S. Government Zero Coupon Securities.  STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons.  Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.  Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.  Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•

U.S. Government Agencies.  Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.  Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity, there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of each Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities.  Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  Each Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks.  Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.  These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.  Bank obligations include the following:

•

Bankers' Acceptances.  Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank.  Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•

Certificates of Deposit.  Certificates of deposit are interest-bearing instruments with a specific maturity.  They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•

Time Deposits.  Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with financial institutions. Each Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by each Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by each Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, each Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, such Fund could suffer a loss. It is the current policy of each Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by such Fund, amounts to more than 15% of such Fund's total assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Securities Lending.  Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by each Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). A Fund will not lend portfolio securities to its investment adviser or affiliates unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

Each Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as such Fund's securities lending agent.

By lending its securities, each Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) a Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) a Fund must be able to terminate the loan on demand; (iv) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) a Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, a Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, a Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Illiquid Securities.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.  Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees.  Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which such Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund.  Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of each Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). No Fund will invest more than 15% of its net assets in illiquid securities.

Restricted Securities.  Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (“1933 Act”) or an exemption from registration.  As consistent with each Fund's investment objectives, a Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales.  As consistent with each Fund's investment objectives, a Fund may engage in short sales that are either "uncovered" or "against the box."  A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own.  To complete such a transaction, a Fund must borrow the security to make delivery to the buyer.  A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, a Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover a Fund's short position.

INVESTMENT LIMITATIONS

The following investment limitations are in addition to those described in the Prospectus. These investment limitations are “fundamental” and may be changed with respect to each Fund only with the approval of the holders of a majority of a Fund’s “outstanding voting securities” as defined in the 1940 Act.  Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment limitation. In the case of borrowing, however, a Fund will promptly take action to reduce the amount of such Fund’s borrowings outstanding if, because of changes in the net asset value of such Fund due to market action, the amount of such borrowings exceeds one-third of the value of such Fund’s net assets.

No Fund will:

1.

Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions.  For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

2.

Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with its investments in other investment companies;

3.

Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.  For purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.  In addition, a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, and (iii) participate in an interfund lending program with other registered investment companies;

4.

Purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by a Fund as a result of the ownership of securities;

5.

Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

6.

Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry.  This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

When engaging in options, futures and forward currency contract strategies, each Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder.  Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

THE ADVISER

General. Equinox Fund Management, LLC (the “Adviser”), is a Delaware limited liability company, formed in 2003 as a commodity pool operator and registered with the SEC as a registered investment adviser in 2007. The Adviser's principal place of business is located at 1775 Sherman Street, Suite 2500 Denver, CO 80203.  The Adviser may be deemed to be controlled by Plimpton Capital, LLC through such entity’s ownership interest in the Adviser.  The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis.  As of December 31, 2011, the Adviser had approximately $1.5 billion in assets under management.

Advisory Agreement with the Trust.  The Trust and the Adviser have entered into an investment advisory agreement with respect to each Fund (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. After its initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of a Fund, on not less than 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser.  For its services, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.75% each Fund’s average daily net assets.  The Adviser has contractually agreed that from commencement of each Fund’s operations through January 31, 2013, it will reduce its compensation and/or reimburse certain expenses for a Fund, to the extent necessary to ensure that such Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions, do not exceed, 1.10% (on an annual basis) of such Fund’s average daily net assets.  The Adviser shall be entitled to recover, subject to approval by the Board of Trustees of the Trust, such waived or reimbursed amounts for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for a Fund.

PORTFOLIO MANAGERS

This section supplements the information about Richard Bornhoft, Brian Bell, Ajay Dravid and Rufus Rankin, the Fund's portfolio management team, provided in the Prospectus under the heading “Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned and compensation., each Fund's portfolio managers, provided in the Prospectus under the heading “Portfolio Managers,” and includes information about other accounts managed, the dollar range of Fund shares owned and compensation.

Compensation.  Mr. Bornhoft is the controlling principal of The Bornhoft Group Corporation, an owner of the Adviser.  Mr. Bell is also a principal of The Bornhoft Group Corporation. Mr. Bornhoft and Mr. Bell are compensated through their indirect ownership stake in the Adviser. Mr. Bornhoft, Mr. Bell, Dr. Dravid and Mr. Rankin are each paid a fixed salary and discretionary bonus by the Adviser, which is contingent upon the overall performance of the Adviser and each individual’s contribution to the Adviser’s performance, and is not directly contingent upon the performance of each Fund.

Fund Shares Owned by the Portfolio Managers. None of Mr. Bornhoft, Mr. Bell, Dr. Dravid or Mr. Rankin own shares of a Fund as of the date of this SAI.

Other Accounts.  In addition to each Fund, Mr. Bornhoft, Mr. Bell, Dr. Dravid and Mr. Rankin are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2011.

Richard Bornhoft

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$ 494,868,673	N/A	N/A
Other Pooled Investment Vehicles	4	$710,000,000	4	$710,000,000
Other Accounts	N/A	N/A	N/A	N/A

Brian Bell

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$ 9,366,894	N/A	N/A
Other Pooled Investment Vehicles	4	$710,000,000	4	$710,000,000
Other Accounts	N/A	N/A	N/A	N/A

Ajay Dravid

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$ 9,366,894	N/A	N/A
Other Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Rufus Rankin

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$ 9,366,894	N/A	N/A
Other Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	N/A	N/A	N/A	N/A

Conflicts of Interests.  The portfolio managers’ management of "other accounts" may give rise to potential conflicts of interest in connection with their management of each Fund's investments, on the one hand, and the investments of the other accounts referenced above, on the other.  The other accounts may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of a Fund's trade, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Proxy Voting Policies. The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by each Fund to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of each Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.  A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information.  Information regarding how a Fund voted proxies relating to portfolio securities held by each Fund during the most recent 12-month period ending June 30th will be available (1) without charge, upon request, by calling the Fund at 1-888-643-3431; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of each Fund's proxy voting policies and procedures are also available by calling 1-888-643-3431; and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (the "Distributor") serves as the principal underwriter and national distributor for the shares of each Fund pursuant to an Underwriting Agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of each Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute each Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to a Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Equinox QIM/WNTN Strategy Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the sales charge on all direct initial investments in the Equinox QIM/WNTN Strategy Fund and on all investments in accounts with no designed dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Equinox QIM/WNTN Strategy Fund that are subject to a contingent deferred sales charge.  The Distributor will be compensated for distribution services according to the Rule 12b-1 Plan (defined below) regardless of the Distributor’s expenses.  If such compensation exceeds the Distributor’s expenses, the Distributor may realize a profit from these arrangements.

Rule 12b-1 Plan and Agreement. The Trust has adopted a distribution plan and related agreement pursuant to Rule 12b-1 under the 1940 Act for the Equinox QIM/WNTN Strategy Fund (the "Rule 12b-1 Plan") pursuant to which the Fund is authorized to pay fees to the Distributor for providing distribution and other services to the Fund such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders.  Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

With respect to Class A shares, the Rule 12b-1 Plan allows for the payment of a distribution fee up to 0.25% of average daily net assets of the Class A shares of the Equinox QIM/WNTN Strategy Fund to pay for distribution activities and expenses primarily intended to result in the sale of Class A shares.

Under the Rule 12b-1 Plan, if any payments made by the Adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Equinox QIM/WNTN Strategy Fund of the distribution of its Class A Shares, such payments are authorized.  The Equinox QIM/WNTN Strategy Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Rule 12b-1 Plan.  No preference for instruments issued by such depository institutions is shown in the selection of investments.

Dealer Reallowances.  Class A Shares of the Equinox QIM/WNTN Strategy Fund are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed a portion of the sales charge by the Distributor.  The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares of the Equinox QIM/WNTN Strategy.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

Northern Lights Distributors, LLC is the Equinox QIM/WNTN Strategy Fund's distributor. The distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: For sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Equinox QIM/WNTN Strategy Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with each Fund, its service providers or their respective affiliates, as incentives to help market and promote each Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to each Fund, the Distributor or shareholders of each Fund through the financial intermediary's retail distribution channel and/or fund supermarkets.  Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing a Fund in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about a Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events.  The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates.  A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE ADMINISTRATOR

The Administrator for each Fund is Gemini Fund Services, LLC, ("GFS"), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to the Fund Services Agreement with the Trust, GFS provides administrative services to each Fund, subject to the supervision of the Board. GFS may provide persons to serve as officers of each Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement was initially approved by the Board at a meeting held on December 20, 2010.  The Agreement shall remain in effect for two years from the effective date of each Fund, and subject to annual approval of the Board for one-year periods thereafter.  The Fund Services Agreement is terminable at the end of the initial term or subsequent renewal period by the Board or GFS on ninety days' written notice.  The Fund Services Agreement provides that, in the absence of GFS’ lack of good faith, negligence, willful misconduct or reckless disregard of its duties with respect to GFS’s performance under or in connection with this Agreement, GFS shall be without liability for any action taken or omitted pursuant to this Agreement.

Under the Fund Services Agreement, the GFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Fund; (ii) facilitating the performance of administrative and professional services to a Fund by others, including a Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of a Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to a Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the IRC and the Prospectus.

For the services rendered to a Fund by GFS, each Fund pays GFS a fund administration fee equal to 0.10% on each Fund’s average daily net assets of up to $100 million, 0.06% on the next $150 million of net assets and 0.05% on net assets greater than $250 million. Each Fund also pays GFS for any out-of-pocket expenses.

FUND ACCOUNTING

GFS pursuant to the Fund Services Agreement, provides each Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of a Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for a Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among a Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of a Fund.

For the services rendered to each Fund by the Fund Services Agreement, each Fund pays GFS, an annual fee of $24,000, plus 0.02% on each Fund’s net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. Each Fund also pays GFS for any out-of-pocket expenses.

TRANSFER AGENT

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for each Fund pursuant to a written agreement with each Fund.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For the transfer, dividend disbursing, and shareholder servicing agent services rendered to a Fund, each Fund pays GFS an annual fee equal to $14 per open account and $2 per closed account, subject to a minimum annual fee of $15,000. Each Fund also pays GFS for certain activity based fees and any out-of-pocket expenses.

THE CUSTODIAN

Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104, acts as custodian (the "Custodian") of each Fund.  The Custodian holds cash, securities and other assets of each Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey & Pullen LLP, located at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202, serves as independent registered public accounting firm for each Fund.  McGladrey & Pullen LLP performs annual audits of each Fund's financial statements and provides other audit, tax and related services for each Fund.

LEGAL COUNSEL

Pepper Hamilton LLP, 3000 Two Logan Square 18th & Arch Streets, Philadelphia, PA 19103-2799 serves as the Trust's legal counsel.

COMPLIANCE SERVICES

Northern Lights Compliance Services, LLC ("NLCS"), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  Each Fund pays a compliance service fee to NLCS.

TRUSTEES AND OFFICERS OF THE TRUST

The following tables present certain information regarding the Board of Trustees and officers of the Trust.  Each person listed under “Interested Trustees” below is an “interested person” of the Trust, the Adviser, or Northern Lights Distributors, LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act.  Each person who is not an “interested person” of the Trust, the Adviser or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below.  Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last 5 Years
		Independent Trustees
DAVID P. DEMUTH Date of Birth: 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC from May 2004 to present.	13	None
KEVIN R. GREEN Date of Birth: 7/1954	Trustee Since December 2010	Founding Managing Director, TripleTree, LLC (investment banking consulting firm) from 1997 to present.	13	Director of BlueCross BlueShield of Minnesota (healthcare services).
JAY MOORIN Date of Birth: 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September 1998 to present.	13	Director of Novacea Inc. (pharmaceutical company; now Transcept Pharmaceuticals, Inc.) from May 2006 to October 2008.
		Interested Trustee
ROBERT J. ENCK Date of Birth: 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Fund Management, LLC from March 2007 to present; and Sr. Managing Director, The Hermes Group, LLC from July 2004 to March 2007.	13	Executive Committee Member of The Frontier Fund (commodity pool).

		Executive Officers
VANCE J. SANDERS Date of Birth: 3/1967	Treasurer and Principal Financial Officer Since December 2010	Controller and Chief Technology Officer, Equinox Fund Management (since 2008); Consultant, Ajilon Consulting (2007); Senior Manager/Consultant, K-Financial (2005 – 2007).	n/a	n/a
PHILIP LIU Date of Birth: 3/1973	Secretary Since December 2010

General Counsel, Equinox Fund Management, LLC (since 2009); Sr. Vice President, HSBC Bank USA, N.A. from (2007 – 2009); Attorney-at-Law, Cadwalader LLP from (2006 – 2007); Attorney-at-Law, Shearman & Sterling LLP (2001 - 2006).

			n/a	n/a
KEVIN E. WOLF Date of Birth: 11/1969	Assistant Treasurer Since December 2010	Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004).	n/a	n/a
JAMES P. ASH Date of Birth: 9/1976	Assistant Secretary Since December 2010	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	n/a	n/a
EMILE R. MOLINEAUX Date of Birth: 9/1962	Chief Compliance Officer and Anti-Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003).	n/a	n/a

* Each Trustee and Officer shall serve until death, resignation or removal.

** The term "Fund Complex" refers to the Equinox Funds Trust.

*** Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

As of the date of this SAI, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) serves as an officer or trustee or is an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates.  Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.

Leadership Structure and Responsibilities of the Board and Its Committees.

Under Delaware law, the Trust’s Board of Trustees is responsible for establishing each Fund’s policies and for overseeing the management of each Fund. The Board also elects the Trust’s officers who conduct the daily business of each Fund.

Currently the Board is comprised of four individuals, one of whom is considered an “interested person” of the Trust as defined by the 1940 Act. The remaining Trustees are Independent Trustees.

The Board has adopted a Statement of Policy on the Qualifications for Selection as Chairman of the Board that sets forth the following required skills of a Chairman in addition to the basic qualifications for all members of the Board: (i) the ability to exercise leadership among the Trustees; (iii) the ability to chair Board meetings in an evenhanded and open manner; (iv) the ability to communicate effectively with a Fund’s shareholders, service providers, regulatory agencies, the press and other relevant parties; (v) the ability to represent a Fund’s interests effectively in all dealings with a Fund’s adviser and other service providers; and (vi) the ability to evaluate and prioritize issues for consideration by the Board. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management.

Mr. Enck, an “interested person” (as such term is defined in the 1940 Act) currently serves as the Chairman of the Board. The Trustees have determined that Mr. Enck satisfies the principles set forth in the statement of policy and that Mr. Enck’s service as Chairman is appropriate and benefits shareholders due to his personal and professional stake in the quality of services provided to each Fund. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman. Nonetheless, as currently composed, the Independent Trustees constitute a substantial majority of the Board.

Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board and its function, the Trustees have determined that the leadership structure of the Board is appropriate and that the Board’s role in the risk oversight of the Trust, a discussed below, allows the Board to effectively administer its oversight function. Currently, the Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. DeMuth, Green and Moorin, each an Independent Trustee. Mr. DeMuth serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to: (1) approve in advance the appointment, compensation and oversight of the Trust’s independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. Since the formation of the Trust and as of the date of this SAI, there were two meetings of the Audit Committee.

The Nominating and Governance Committee is comprised of Messrs. DeMuth, Green and Moorin, each an Independent Trustee. Pursuant to its charter, the Nominating and Governance Committee is responsible for assessing the size, structure and composition of the Board; determining trustee qualification guidelines as well as compensation, insurance and indemnification of trustees; and identifying qualified candidates to serve as Trustee candidates. There has as of yet been no meeting of the Nominating and Governance Committee. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: Equinox Funds Trust, 4020 S. 147th Street, Omaha, NE 68137. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least twenty years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected. Recommendations must be received in a sufficient period of time, as determined by the Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board. Upon the written request of shareholders holding at least 10% of the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

Trustee Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Mr. David P. DeMuth, CPA/MBA, is a Co-Founder of CFO Consulting Partners LLC, a consulting firm that provides interim CFO services to public and private companies.  Mr. DeMuth has held senior financial positions with companies in a wide range of industries, including real estate development, financial services, specialty chemicals, global manufacturing/distribution, graphic arts and consumer products.  Mr. DeMuth also has held positions with KPMG, LLP and other auditing firms.

Mr. Kevin R. Green, MBA, is the Founding Managing Director of TripleTree, LLC, an investment bank providing merger and acquisition, principal investing and strategic advisory services.  Prior to co-founding TripleTree, Mr. Green held several senior executive roles at private and public companies within the healthcare and technology industries.

Mr. Jay Moorin is a founding General Partner at ProQuest Management, LLC. He is a healthcare executive with senior management experience in biotech, investment banking and pharmaceutical industry. Prior to founding ProQuest, Mr. Moorin served as CEO of Magainin Pharmaceuticals. Previously, he was Managing Director of Health Care Banking at Bear, Stearns & Co. Mr. Moorin has also held various positions in strategy and general management at E.R. Squibb & Sons Pharmaceuticals. He has served on the Board of Directors of ACMI, Epic Therapeutics, Gloucester Pharmaceuticals, Guava Technologies, Mersana Therapeutics, Novacea (now Transcept Pharmaceuticals, Inc.) and Pharmion. Currently, Mr. Moorin serves on the Board of Directors of Acurian, Eagle Pharmaceutical, MethylGene, and Predictive Biosciences.  He is also an observer on the Board for Clovis Oncology.  Mr. Moorin holds the position of Adjunct Senior Fellow of the Leonard Davis Institute of Health Economics at the University of Pennsylvania. He received a B.A. in economics with distinction from the University of Michigan.

Mr. Robert J. Enck, MBA, is the President and Chief Executive Officer of the Adviser.  Before joining the Adviser, Mr. Enck held senior management positions at companies within the merchant banking and pharmaceutical services industries.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board performs a risk oversight function for each Fund consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of a Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of a Fund, to review and discuss the activities of a Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of a Fund to test the compliance procedures of the Trust and its service providers.

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive an annual retainer of $20,000 (payable quarterly), as well as reimbursement for any reasonable expenses incurred attending the meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.   The table below details the amount of estimated compensation to be received by Trustees from the Trust from commencement of operations to September 30, 2011, each Fund’s fiscal year end.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Estimated Aggregate Compensation From Trust	Estimated Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From Fund Complex** Paid to Directors
David P. DeMuth	$15,000	None	None	$15,000
Robert J. Enck*	None	None	None	None
Kevin R. Green	$15,000	None	None	$15,000
Jay Moorin	$15,000	None	None	$15,000

_______________

* Interested Trustee by virtue of his position with the Trust's investment adviser.

** The term "Fund Complex" refers to the Equinox Funds Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in each Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David P. DeMuth	None	None
Robert J. Enck*	None	None
Kevin R. Green	None	None
Jay Moorin	None	None

_______________

* Interested Trustee by virtue of his position with the Trust's investment adviser.

Management Ownership

As of the date of this SAI, none of the Trustees beneficially owned equity securities in a Fund and in all registered investment companies overseen by the Trustee within the Fund Complex and the Trustees or officers of the Trust owned as a group less than 1% of any class of outstanding shares of each Fund.

Control Persons and Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  As of the date of this SAI, each Fund could be deemed under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in each Fund on such date. However, it is expected that once each Fund commences investment operations and its shares are sold to the public that the Adviser's control will be diluted until such time as each Fund is controlled by its unaffiliated shareholders.

As of the date of this Statement of Additional Information, other than the Adviser and its affiliates, no shareholders of record owned 5% or more of the outstanding shares of each Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price.  The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How Shares are Priced." The NAV of a Fund serves as the basis for the purchase and redemption price of a Fund's shares. The NAV of a Fund is calculated by dividing the market value of a Fund's securities, including the market value of the Subsidiary's securities, plus the value of a Fund's other assets, less all liabilities, by the number of outstanding shares of a Fund. If market quotations are not readily available for any security in a Fund's or a Subsidiary's portfolio, the security will be valued at fair value by the Adviser using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of a Fund's pricing cycle.

A Fund will regularly value its investments in structured notes at fair value and other investments at market prices.

OTC securities, if any, held by a Fund shall be valued at the NASDAQ Official Closing Price ("NOCP") on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges, if any,  are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the rate at which local currencies can be sold to buy U.S. Dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Adviser based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. The value of foreign equity index and currency index swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, a Fund values a swap based on a quote provided by a dealer in accordance with a fund's pricing procedures. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for a Fund and has delegated responsibility for fair value determinations to the Fair Valuation Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of a Fund are valued at a fair value.

The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares.  Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares.  A Fund will redeem all or any portion of a shareholder's shares in a Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

The Trust reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than (the lesser of) $250,000 or 1% of a Fund's assets. The securities will be chosen by a Fund and valued under a Fund's net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Use of Third-Party Independent Pricing Agents.  Pursuant to contracts with the Administrator, market prices for most securities held by a Fund are provided daily by third-party independent pricing agents that are approved by the Board.  The valuations provided by third-party independent pricing agents are

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds.  The summary is based upon current provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.  Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL.  For federal tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by such Fund without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.

QUALIFICATION AS  REGULATED INVESTMENT COMPANY.  Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”), and net income from certain qualified publicly traded partnerships; (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest).  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which a Fund will be able to engage in derivative transactions.  As described in the Prospectus, each Fund seeks to provide investment results that correspond to a particular managed futures program through investments directly or indirectly, through the Subsidiary, in commodity-linked derivative instruments and directly or indirectly, through the Subsidiary, by investing in the securities of one or more private investment vehicles or commodity pools that have access to a particular trading program.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Accordingly, a Fund’s ability to invest in commodity related derivatives is limited to a maximum of 10% of its gross income.  This limitation, however, will not protect a Fund against the risk of losing its RIC status should any other income be reclassified as non-qualifying income.  In Revenue Ruling 2006-31, the IRS stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”

As described above, generally, each Fund intends to invest in a Subsidiary.  As described below, each Subsidiary will be classified as a controlled foreign corporation (“CFC”) for federal income tax purposes.  As a result, each Fund will be required to include in its gross income for federal income tax purposes all or a significant portion of the income of its Subsidiary, referred to as subpart F income, whether or not the Subsidiary makes a distribution to a Fund.  Distributions by a Subsidiary to a Fund will not be taxable to the Fund to the extent that the Fund has previously recognized subpart F income.  This subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

The IRS has recently issued private letter rulings in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiaries will be qualifying income whether received in the form of current distributions or as undistributed subpart F income.  There is no authority directly addressing some of the legal issues considered in these rulings.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain such contrary positions.  If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, a Fund might cease to qualify as a RIC.  A private letter ruling may only be relied upon by the taxpayer to whom it was provided.  No Fund plans to seek a private letter ruling.  Therefore, to the extent a Fund invests directly in commodity-index-linked derivative instruments or in a Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC.  Each Fund and its Adviser plan to direct investments of each Fund’s assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where the Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS.  A Fund may carry forward capital losses indefinitely.  The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s net taxable year.  Capital gains arising in subsequent years are offset by carried forward capital losses and are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. A Fund cannot carry back or carry forward any net operating losses.

TAXATION OF THE SUBSIDIARY.  Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business.  It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under IRC Section 864(b)(2) pursuant to which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business.  There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  The 30% tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks.  The 30% tax also does not apply to interest which qualifies as “portfolio interest.”  The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30% tax, received the required statement that the beneficial owner of the obligation is not a U.S. person as defined by the IRC.  Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.  It is not expected that the Subsidiary will derive income subject to such withholding tax.

As described above, the Subsidiary will be treated as a CFC.  Each Fund will be treated as a “U.S. shareholder” of the Subsidiary.  As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary.  It is expected that all of each Subsidiary’s income will be “subpart F income.”  “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities.  A Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary.  Distributions by a Subsidiary to a Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary.  “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.  If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by the Fund.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in the Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs.  In general, these filing requirements will apply to a shareholder of a Fund if such shareholder is a U.S. person who owns directly, indirectly or constructively (within the meaning of Sections 958(a) and (b) of the IRC) 10% or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.  Whether a shareholder of a Fund is a “U.S. Shareholder” with respect to a Subsidiary depends on an application of the constructive ownership rules of the IRC.  You are urged and advised to consult your own tax advisor with respect to whether you are a U.S. Shareholder.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to such Fund.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

SWAPS AND DERIVATIVES ..  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap or derivative for more than one year). The Funds’ transactions in swaps or other derivatives may be subject to one or more of the special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales, and short sale rules).  These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swap agreements or derivative securities, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark to market such swaps or derivatives annually for tax purposes as ordinary income or loss.

The applicability of these rules to swap agreements or other derivative securities is not entirely clear in certain respects under current law.  In addition, whether income generated from swaps and other derivatives is Qualifying Income is not entire certain.  Accordingly, while the Funds intend to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Funds as RICs might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which the Funds will be able to engage in swap agreements and certain other derivatives securities.

PASSIVE FOREIGN INVESTMENT COMPANIES.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (“PFIC”) or become a PFIC under the IRC.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

DISTRIBUTIONS.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2013.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

BACKUP WITHHOLDING.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs).

For taxable years beginning before January 1, 2012, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends.  Interest-related dividends are generally attributable to a RIC’s net interest income earned on certain debt obligations and paid to non-U.S. shareholders.  To qualify as an interest-related dividend a Fund must furnish a statement to shareholders in which it designates a distribution as such.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).  All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

After December 31, 2012, recently enacted rules will require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain U.S.-source payments, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“Withholding Payments”) made after December 31, 2012.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change.  Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 to a shareholder will be Withholding Payments and therefore subject to the new 30% withholding requirement.  Withholding Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS.  Withholding Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules.  Persons investing in a Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund.  The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance.  Shareholders are urged and advised to consult with their own tax advisor regarding the application of this new reporting and withholding regime to their own situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns.  It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements.  Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS.  A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

Any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

All tax-exempt shareholders are urged to consult their tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or a Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to a Fund.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, a Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser.  The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to a Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by each Fund's Adviser under the Advisory Agreement.  Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use.  When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, each Fund may purchase new issues of securities in a fixed price offering.  In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services.  FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates.  Each Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either a Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC.  These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions.  The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."  The Trustees, including those who are not "interested persons" of a Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Portfolio Turnover.  Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one-year period.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures that govern the disclosure of a Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

A Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  A Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, each Fund will disclose its portfolio holdings in reports filed with the Securities and Exchange Commission ("SEC") on Forms N-CSR and N-Q two months after the end of each quarter/semi-annual period.

The Fund will publish a schedule of its 10 largest portfolio holdings, which shall include its holding of the Subsidiary. Such schedule shall be published as of the most recent calendar month-end on the Fund’s website at www.equinoxllc.com generally within 10 business days after the end of the calendar month. This information will remain on the website until new information for the next month is posted, or at least until the Fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

Each Fund may choose to make its holdings available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, each Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Adviser.  Personnel of the Adviser, including personnel responsible for managing each Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to each Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for each Fund; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

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Union Bank, N. A.  Union Bank is the custodian for each Fund; therefore, its personnel have full daily access to each Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

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McGladrey & Pullen LLP.  McGladrey & Pullen LLP is each Fund's registered independent public accounting firm; therefore, its personnel have access to each Fund's portfolio holdings in connection with auditing of each Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

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Counsel.  Pepper Hamilton, LLP is counsel to each Fund; therefore its personnel have access to each Fund's portfolio holdings in connection with the review of each Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of each Fund's portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall a Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Trust's Chief Compliance Officer will report periodically to the Board with respect to compliance with the portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect each Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers Class I Shares of each Fund, and also offers Class A Shares of the Equinox QIM/WNTN Strategy Fund.  The shares of a Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares of the Equinox QIM/WNTN Strategy Fund represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class A shares bear distribution fees and have exclusive voting rights with respect to their respective Rule 12b-1 Plan pursuant to which the distribution fee may be paid.

The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any applicable shareholder service or Rule 12b-1 distribution fees.  Accordingly, the NAV of the Class A Shares of the Equinox QIM/WNTN Strategy Fund will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held.  Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.  Each share class of the Equinox QIM/WNTN Strategy Fund takes separate votes on matters affecting only that class.

The Trust does not hold annual meetings of shareholders.  The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund’s outstanding shares.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's Secretary serves as its Anti-Money Laundering compliance officer.

Procedures to implement the Program include, but are not limited to, determining that a Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

LIMITATION OF TRUSTEES' LIABILITY

The Trust's Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person.  The Declaration of Trust also provides that a Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.  However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by a Fund.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by a Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

APPENDIX A - RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1

This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1

Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

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Leading market positions in well-established industries.

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High rates of return on funds employed.

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Conservative capitalization structure with moderate reliance on debt and ample asset protection.

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Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

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Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality.  They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both.  Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality.  Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

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Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

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Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation.  Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.  Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.  Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Moody's

Bonds that are rated Aaa by Moody's are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.  Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards.  Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.  Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination.  In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation.  Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.  A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate.  The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.  Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad.  The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality.  The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality.  The obligor's ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.  Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high.  Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.  Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest.  Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

APPENDIX B – ADVISER'S PROXY VOTING POLICIES

EQUINOX FUND MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted September 2008)

Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Equinox Fund Management, LLC (hereinafter, "Equinox", "we" or "our") has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors.  While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company's board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Equinox recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the mutual funds advised and indirect exposure to underlying equity investments, we believe that it would be rare that Equinox would be in a position to cast a vote or called upon to vote a proxy.

In the event that Equinox does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Equinox will process and vote all shareholder proxies and other actions in a timely manner insofar as Equinox can determine based on the facts available to Equinox at the time of its action, in the best interests of the affected Equinox advisory client(s).  Although Equinox expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Equinox, voting according to policy would not be in the best interests of a fund and its shareholders. In such cases, Equinox may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Equinox's best judgment under the facts and circumstances presented.  Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Equinox may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services ("ISS") or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Equinox.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.